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                                                                 EXECUTION COPY
                                                                  EXHIBIT 10.17

              DECLARATION OF COVENANTS, EASEMENTS AND RESTRICTIONS

                                     between

                                 MOTOROLA, INC.

                                       and

                    SEMICONDUCTOR COMPONENTS INDUSTRIES, LLC

                                    Premises

               A portion of Motorola, Inc. Semiconductor Products
                   Division Industrial Park, Phoenix, Arizona
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                                TABLE OF CONTENTS

                                                                            PAGE

1.    PRELIMINARY............................................................1

      1.1.   Parties.........................................................1

      1.2.   Purpose.........................................................1

      1.3.   Definitions.....................................................1

2.    RESERVED...............................................................7

3.    IMPOSITIONS............................................................7

      3.1.   Taxes and Assessments...........................................7

      3.2.   Contest Proceedings of Impositions, Insurance Requirements
             and Legal Requirements..........................................8

      3.3.   Creation of Separate Tax Lots...................................8

4.    INSURANCE..............................................................8

      4.1.   Insurance Requirements..........................................9

      4.2.   Additional Insurance Requirements...............................9

      4.3.   Umbrella Policy................................................10

5.    EMINENT DOMAIN........................................................10

      5.1.   Eminent Domain.................................................10

6.    SALE OF THE PROPERTY..................................................10

      6.1.   Release of Owner Upon Sale of Property ........................10

      6.2.   Restrictions on Sale of Property ..............................11

      6.3.   Procedure for Approval of Net Worth and Determination of
             Increased Cleanup Costs .......................................11

      6.4.   Expiration of Restriction on Sale of Property .................12

7.    ENVIRONMENTAL.........................................................12

      7.1.   Compliance by SCI..............................................12

      7.2.   Compliance by Motorola.........................................12

      7.3.   Safety by SCI..................................................13

      7.4.   Safety by Motorola.............................................13

      7.5.   Indemnifications...............................................13

8.    REPAIRS, SIDEWALKS AND UTILITIES......................................13

      8.1.   Maintenance of the Property, etc...............................13


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      8.2.   Free of Dirt, Snow, etc........................................14

      8.3.   Treatment Plants...............................................14

9.    CHANGES, ALTERATIONS AND ADDITIONS....................................14

      9.1.   Capital Improvements...........................................15

      9.2.   Procedure .....................................................15

      9.3.   Cooperation of Owners..........................................16

10.   APPLICABLE REQUIREMENTS...............................................16

11.   CREATION AND DISCHARGE OF LIENS.......................................16

      11.1.  Creation of Liens..............................................16

      11.2.  Discharge of Liens.............................................17

12.   RESERVED..............................................................17

13.   EASEMENTS.............................................................17

14.   INDEMNIFICATION.......................................................18

      14.1.  Obligation to Indemnify .......................................18

15.   PERMITTED USE; NO UNLAWFUL OCCUPANCY..................................19

      15.1.  Type of Use....................................................19

      15.2.  Prohibited Uses................................................19

      15.3.  Restriction of Public Use......................................19

16.   NOTICES...............................................................20

17.   RESERVED..............................................................20

18.   DISPUTE RESOLUTIONS...................................................20

      18.1.  Negotiation ...................................................20

      18.2.  Mediation .....................................................21

      18.3.  Confidentiality ...............................................22

      18.4.  Equitable Relief ..............................................22

      18.5.  Failure of Mediation and Negotiation ..........................22

19.   PURCHASE OPTION.......................................................22

      19.1.  Purchase Option................................................22

      19.2.  Option Price...................................................23

      19.3.  Exercise of Option.............................................23

      19.4.  Payment of Option Price........................................24


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      19.5.  Purchase Option Closing........................................24

      19.6.  Miscellaneous..................................................24

      19.7.  Pledging of the Purchase Option ...............................25

20.   DEFAULT...............................................................25

      20.1.  Default........................................................25

      20.2.  Reimbursement by SCI...........................................25

      20.3.  Reimbursement by Motorola......................................25

21.   MISCELLANEOUS.........................................................25

      21.1.  Captions/References............................................25

      21.2.  Table of Contents..............................................25

      21.3.  Waiver, Modification, etc. ....................................26

      21.4.  Governing Law..................................................26

      21.5.  Successors and Assigns.........................................26

      21.6.  Relationship of Motorola and SCI...............................26

      21.7.  Third Party Beneficiary........................................26

      21.8.  Covenants Run with the Land....................................26

      21.9.  Duration.......................................................26

      21.10. Breach Shall Not Permit Termination............................26

      21.11. Severability...................................................26

      21.12. Recordation....................................................27

22.   RADIO TOWER...........................................................27

      22.1.  Radio Tower....................................................27

      22.2.  Maintenance and Operation .....................................27

      22.3.  Non-Interference with Operation of Radio Tower ................27

      22.4.  Utilities/Access ..............................................27

      22.5.  Insurance .....................................................27

      22.6.  Assignment of Rights to the Radio Tower .......................28

      22.7.  Casualty/Condemation ..........................................28

      22.8.  Relocation Rights of SCI ......................................28

23.   MOTOROLA CLEANUP OPERATIONS...........................................28

      23.1.  Treatment Plants and Related Cleanup Activities................28


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24.   OPTION TO LEASE SUBSURFACE RIGHTS.....................................28

      24.1.  Option to Lease Subsurface Rights..............................28

      24.2.  Lease Option Rent..............................................29

      24.3.  Exercise of Option.............................................29

      24.4.  Pledging of the Option to Lease Subsurface Rights .............30

SCHEDULE 1   SCI BUILDINGS

SCHEDULE 1-A LEGAL DESCRIPTION OF THE BUILDINGS
SCHEDULE 2   MOTOROLA BUILDINGS

EXHIBIT A    Description of Land


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     THIS DECLARATION OF COVENANTS, EASEMENTS AND RESTRICTIONS AND OPTIONS
 TO PURCHASE AND LEASE (this "Agreement") made as of the 31st day of July 1999, between MOTOROLA, INC., a Delaware Corporation ("Motorola"), and SEMICONDUCTOR
   COMPONENTS INDUSTRIES, LLC, a Delaware limited liability company ("SCI").

                              W I T N E S S E T H :

            It is hereby mutually covenanted and agreed by and between the Owners that this Agreement is made upon the agreements, terms, covenants and conditions hereinafter set forth.

1. PRELIMINARY

      1.1. PARTIES: Motorola is the Owner of the Radio Tower, the Remediation Equipment, the Credit Union Parcel, the Pilot Treatment Plant Parcel, the Integrated Treatment Facility Parcel, the Motorola Buildings and the Subsurface Rights to the Main Parcel; and SCI is the Owner of the SCI Buildings and the Surface Rights to the Main Parcel. The Land is a portion of the improved real property located south and west of the intersection of 52nd Street and McDowell Road in Phoenix, Maricopa County, Arizona.

      1.2. PURPOSE: The parties pursuant to this Agreement wish to impose certain covenants, easements and restrictions governing the rights of the Owners for the mutual benefit of all of the Property and, therefore, do hereby grant, fix and establish the restrictions, easements and benefits upon and subject to which all of the Property, or any part thereof, shall be improved, held, leased, sold and/or conveyed. Such restrictions, easements and benefits shall run with the land and inure and pass with such property and shall apply to and bind the respective successors in interests thereof, and all and each thereof is imposed upon such property as a mutual equitable servitude in favor of such property and any portion thereof.

      1.3. DEFINITIONS: The terms defined in this Section shall, for all purposes of this Agreement and all agreements supplemental hereto, have the meanings herein specified.

            (a) "ADEQ " shall mean the Arizona Department of Environmental Quality and any successor agency.

            (b) "Buildings" shall mean the Motorola Buildings and the SCI Buildings, as the same may be expanded, modified or hereafter constructed in accordance with this Agreement.

            (c) "Capital Improvement" shall have the meaning provided in Section
9.1 hereof.

            (d) "Commencement Date" shall mean the date hereof.
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            (e) "Credit Union Parcel" shall have the meaning provided on Exhibit
A to this Agreement.

            (f) "Closing" shall have the meaning ascribed to such term in the Recap Agreement.

            (g) "Deed" means that certain Quit-Claim Deed and Bill of Sale of Buildings, Surface Rights to Land and Fixtures dated of even date herewith between Motorola, as grantor, and SCI, as grantee, and recorded immediately prior to this Agreement.

            (h) "Demolition" shall have the meaning provided in Section 5.1(b).

            (i) "Discount Rate" shall mean an interest rate equal to the sum of (i) the "prime" rate as reflected in the money rates Section of the Wall Street Journal or reasonable successor indices mutually agreed upon by SCI and Motorola and (ii) one percent (1%).

            (j) "Environmental Indemnification Agreement" shall mean the Indemnification Agreement dated as of July 31, 1999 by and between Motorola and SCI.

            (k) "Environmental Law" means applicable federal, state or local law, statute, ordinance, regulation, binding agreement with a Governmental Authority, permit, order, or legally binding interpretations of any of the foregoing, relating to pollution and protection of the environment, natural resources, or worker safety or health, including laws relating to the Releases of Hazardous Substances.

            (l) "Facility" shall mean the Credit Union Parcel, the Main Parcel, the Integrated Treatment Facility Parcel and the Pilot Treatment Plant Parcel.

            (m) "Fiscal Year" shall mean each annual period ending December 31.

            (n) "Hazardous Substance" shall mean any pollutants, contaminants, hazardous or toxic substances or wastes, friable asbestos, petroleum or any fraction or derivative thereof, radioactive materials or any other element, compound, mixture, solution or substance that is classified or regulated under any Environmental Law.

            (o) "Impositions" shall have the meaning provided in Section 3.1 hereof.

            (p) "Indemnitees" shall mean an Owner's affiliates, officers, directors, members, managers, employees, agents, invitees and any holder of a Mortgage.

            (q) "Insurance Requirements" shall mean all terms of any insurance policy required in this Agreement, all requirements of the issuer of any such policy, and all orders, rules, regulations and other requirements of the National Board of Fire Underwriters (or any other body exercising similar functions) applicable to or affecting all or any part of the Property, or the use or condition thereof.


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            (r) "Integrated Treatment Facility Parcel" shall have the meaning set forth on Exhibit A to this Agreement.

            (s) "Land" shall mean the Credit Union Parcel, the Main Parcel, the Pilot Treatment Plant Parcel and the Integrated Treatment Facility Parcel described in Exhibit A and denominated "Description of Land" therein together with all easements, rights of way and appurtenances, together with any contiguous land that is after acquired through any abandonment of adjacent streets or alleyways.

            (t) "Lease" shall mean the Lease of certain premises located in the SCI Buildings dated as of July 31, 1999 by and between SCI, as landlord, and Motorola, as tenant.

            (u) "Legal Requirements" shall mean all laws, statutes, codes, ordinances, orders, judgments, decrees, injunctions, rules, and requirements of, and agreements with, all governments, agencies, officials and officers, foreseen or unforeseen, ordinary or extraordinary, arising from any restrictions or agreements of record, which now or at any time hereafter may be applicable to the Property or any part thereof, or any of the adjoining sidewalks, vaults, and vault space, if any, streets or ways, or any use or condition of the Property or any part thereof, including, without limitation, Environmental Law.

            (v) "Mortgage" shall mean any mortgage, deed of trust or other security instrument now or hereafter a lien on either (i) SCI's interest in the SCI Property, including its interests hereunder or (ii) Motorola's interest in the Credit Union Parcel, including its interests hereunder, which is held as security for a loan to SCI or Motorola (as applicable), and shall include all increases, replacements, renewals, extensions, refinancings or modifications of such mortgage.

            (w) "Main Parcel" shall mean the land described on Exhibit A to this Agreement less and except the Credit Union Parcel, the Pilot Treatment Plant Parcel and the Integrated Treatment Facility Parcel.

            (x) "Motorola" shall mean Motorola, Inc., a Delaware Corporation.

            (y) "Motorola Actual Additional Cleanup Operations Expenses" shall mean any actual expenses of Motorola (i) that relate to the Motorola Cleanup Operations, (ii) which Motorola reasonably demonstrates have resulted from such Purchaser's (pursuant to Section 6.2 hereof) use or uses of the SCI Property
(iii) that are in addition to the Motorola Current Cleanup Operations Expenses and (iv) which Motorola reasonably demonstrates have exceeded the Motorola Current Cleanup Operations Expenses by at least twenty-five percent (25%) for comparable periods.

            (z) "Motorola Buildings" shall mean those buildings set forth on
Schedule 2 of this Agreement.

            (aa) "Motorola Cleanup Operations" shall mean investigation and remediation activities, including soil and groundwater investigation and remediation activities,


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now or hereafter conducted by or on behalf of Motorola on portions of the
Facility under the direction of the Arizona Department of Environmental Quality and the United States Environmental Protection Agency, Region IX, pursuant to Arizona ex rel. v Motorola, Inc. Civil Action 89-16807, including, but not limited to those activities performed by (i) those certain groundwater treatment plants located on the Pilot Treatment Plant Parcel and the Integrated Treatment Facility Parcel and the Treatment Premises; (ii) the soil vapor extraction facility, the carbon absorption facilities and related facilities in Building AD and; (iii) remediation equipment on the northeast corner of the Facility (including the air stripper currently located thereon) related to the former gas station site.

            (bb) "Motorola Current Cleanup Operations Expenses" shall mean the Motorola Cleanup Operations expenses immediately prior to the proposed Sale of the SCI Property by SCI to a Purchaser under Section 6 of this Agreement.

            (cc) "Motorola Estimated Additional Cleanup Operations Expenses" shall mean any estimated expenses of Motorola (i) that relate to the Motorola Cleanup Operations, (ii) which Motorola reasonably demonstrates are substantially likely to result from such Purchaser's (pursuant to Section 6.2 hereof) proposed use or uses of the SCI Property, (iii) that are in addition to the Motorola Current Cleanup Operations Expenses and (iv) which Motorola reasonably demonstrates are substantially likely to exceed the Motorola Current Cleanup Operations Expenses by at least twenty-five percent (25%) for comparable periods.

            (dd) "Motorola Property" shall mean the Credit Union Parcel, the Pilot Treatment Plant Parcel, the Integrated Treatment Facility Parcel, the Subsurface Rights to the Main Parcel, the Motorola Buildings, the Radio Tower, the Remediation Equipment, the Treatment Premises and the Radio Tower Space.

            (ee) "Motorola Tenants" shall mean any tenants or sub-tenants of Motorola, including, without limitation, any affiliates of Motorola.

            (ff) "Option to Lease Subsurface Rights" shall have the meaning provided in Section 24.1 hereof.

            (gg) "Owner" shall mean the record holder of fee simple title to any of the Property, its heirs, personal representatives, successors and assigns.

            (hh) "Owner Indemnitees" shall have the meaning provided in Section
14.1 hereof.

            (ii) "Parcel or Parcels" shall mean individually or collectively the Credit Union Parcel, the Pilot Treatment Plant Parcel, the Integrated Treatment Facility Parcel and the Main Parcel.

            (jj) "Person" shall mean and include an individual, corporation, partnership, limited liability company, joint venture, trust, unincorporated association and any government or bureau or agency thereof.


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            (kk) "Pilot Treatment Plant Parcel" shall have the meaning set forth on Exhibit A to this Agreement.

            (ll) "Pipes and Mains" shall mean water, sewer, gas, utilities (public or private) and other connections, meters, facilities, anchors, infrastructure, lines, pipes and mains located at the Facility; provided, however, the Pipes and Mains shall exclude any Remediation Equipment.

            (mm) "Property" shall mean collectively the Motorola Property and the SCI Property.

            (nn) "Purchase Option" shall have the meaning provided in Section
19.1 hereof.

            (oo) "Purchaser" shall mean any purchaser, transferee or recipient of the Property or any part thereof.

            (pp) "Radio Tower" shall mean the radio, digital and telephone communications and related equipment, including a cellular telephone tower and antenna and related structural elements including, but not limited to, all electrical and mechanical risers (the term "risers" includes all pipes, ducts, conduits, valves and similar items) located on certain SCI Buildings.

            (qq) "Radio Tower Space" shall mean Motorola's interest in those portions of the Buildings currently being used for the operation, maintenance, repair and replacement of the Radio Tower, as more particularly defined in the Deed.

            (rr) "Recap Agreement" shall mean the Agreement and Plan of Recapitialization and Merger by and among Motorola, SCG Holding Corporation, SCI, TPG Semiconductor Holdings Corp., and TPG Semiconductor Acquisition Corp. dated as of May 11, 1999.

            (ss) "Release" means any release, spill, emission, leaking, pumping, injection, deposit, disposal, dumping, discharge, dispersal, leaching, escaping, emanation or migration in, into or onto the environment of any kind whatsoever, including without limitation the movement of any Hazardous Substance through or in the environment.

            (tt) "Remediation Equipment" shall mean all walls, tanks, pipes, pumps, equipment and personal property of any nature used, now or in the future, by or on behalf of Motorola in the Motorola Cleanup Operations.

            (uu) "Restoration" shall have the meaning provided in Section 5.1 hereof.

            (vv) "Restore" shall have the meaning provided in Section 5.1 hereof.


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            (ww) "Sale" shall mean any sale, transfer or conveyance, except for pursuant to the exercise of the Purchase Option by SCI.

            (xx) "SCI Buildings" shall mean those buildings and appurtenant improvements as set forth on Schedule 1 and legally described on Schedule 1-A of this Agreement.

            (yy) "SCI Property" shall mean the SCI Buildings and all of the Surface Rights relating to the Main Parcel; provided, however, the SCI Property shall exclude (i) the Motorola Property.

            (zz) "SCI Tenants" shall mean any tenants or sub-tenants of SCI, including, without limitation, any affiliates of SCI but not including Motorola or any Motorola Tenant, successor, assign or affiliate.

            (aaa) "Surface Rights" shall mean all fee ownership rights of use, possession, operation, occupancy and conveyance relating to the surface to a depth of one (1) foot of the Main Parcel, the right to lateral and subjacent support of the Surface Rights of the Main Parcel for any permitted use SCI elects to make of the Surface Rights of the Main Parcel and for the SCI Buildings and Capital Improvements that SCI may place on the Main Parcel, and any rights ancillary thereto granted to SCI pursuant to this Agreement, including an exclusive right to use the air and air rights above the Main Parcel (other than the Radio Tower) and an easement granted by Motorola in favor of SCI over the Subsurface Rights for all existing and future roads, access, drainages, utilities (public and private) serving the SCI Buildings and for any footings and foundations of any SCI Buildings and Capital Improvements from time to time located on the Main Parcel in excess of one (1) foot below the lowest point of each of the SCI Buildings, including all future easements; provided, however, that no such Capital Improvements will materially and adversely impact the Motorola Cleanup Operations or the operation of the Radio Tower unless Motorola consents to such Capital Improvement; provided, further, with respect to the real property underlying the SCI Buildings, Surface Rights shall include all similar rights to such real property extending below the surface of such portion of the real property down to a depth of one (1) foot below the lowest point, respectively, of each of the SCI Buildings.

            (bbb) "Subsurface Rights" shall mean all fee ownership rights of use, possession, operation, occupancy and conveyance relating to that portion of the Main Parcel which lies beneath the Surface Rights of the Main Parcel.

            (ccc) "SCI" shall mean Semiconductor Components Industries, LLC, a Delaware limited liability company.

            (ddd) "Treatment Plants" shall mean those certain groundwater treatment plants from time to time existing on the Integrated Treatment Facility Parcel and Pilot Treatment Plant Parcel.


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            (eee) "Treatment Premises" shall mean Motorola's interest in a portion of one of the SCI Buildings commonly known as Building AD that is under the sole control and operation of Motorola.

2. RESERVED

3. IMPOSITIONS

      3.1. TAXES AND ASSESSMENTS Each Owner shall pay direct to the tax collector, prior to delinquency, as hereinafter provided, all of the following items ("Impositions") levied and assessed against its Property: (a) real property assessments; provided, however, SCI shall pay any assessments relating to the Subsurface Rights of the Main Parcel, (b) taxes including, without limitation, real estate taxes, personal property taxes, sales taxes, transaction, privilege, rent, lease or similar taxes, occupancy taxes, compensating use taxes, water, water meter and sewer rents, rates and charges, excises, levies, franchise taxes, license and permit fees, fines, penalties and other similar or like governmental charges applicable to the foregoing and any interest or costs with respect thereto, (c) charges for any easement or agreement maintained for the benefit of its Property; provided, however, as of the Commencement Date, SCI shall be responsible for charges arising pursuant to that certain Agreement Concerning the Construction, Operation and Maintenance of a Water Detention Basin on the Papago Military Reservation dated August 7, 1986 by and among Motorola, Arizona National Guard and the State of Arizona recorded August 15, 1986 at Recorder's No. 86-0433667; provided, further, such charges shall be prorated through the Commencement Date and Motorola hereby represents to SCI that all required construction and other obligations have been performed to date and (d) charges for public and private utilities and services (including, without limitation, gas, electricity, steam, light, heat, air-conditioning, power, telephone and other communications, fire alarm and security services) and any and all other governmental charges, general and special, ordinary and extraordinary, foreseen and unforeseen, of any kind and nature whatsoever, which at any time may be assessed, levied, confirmed, imposed upon, or grow or become due and payable out of or in respect of, or charged with respect to or become a lien on, the Property, or the sidewalks or streets in front of or adjoining each Owner's Property, or any vault, passageway or space in, over or under such sidewalk or street, or any other appurtenances of the Property, buildings, or any personal property, equipment or other facility used in the operation thereof, or the rent or income received therefrom, or any use or occupancy thereof, or this transaction, or any document to which the Owner of such Property is a Owner creating or transferring an interest or estate in the Property; each such Imposition, or installment thereof, after the date of this Agreement to be paid not later than five (5) days prior to the date on which any fine, penalty, interest or cost may be added thereto or imposed by law for the non-payment thereof; provided, however, that if, by law, any Imposition may at the option of the taxpayer be paid in installments (whether or not interest shall accrue on the unpaid balance of such Imposition), the Owner of such Property may exercise the option to pay the same in such installments. Motorola agrees to join in all easements, covenants, restrictions, reciprocal easement agreements, plats, permits (including without limitation zoning and entitlement matters) and applications reasonably necessary in SCI's operation, management, demolition, development, redevelopment and other use of the SCI Property, provided the same do not


                                       7
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unreasonably interfere with Motorola's rights hereunder to the extent permitted by this Agreement. SCI agrees to join in all easements, covenants, restrictions, reciprocal easement agreements, plats, permits (including, without limitation, zoning and entitlement matters) and applications reasonably necessary in Motorola's operation, management, demolition, development, redevelopment and other use of the Motorola Property, provided that the same do not unreasonably interfere with SCI's rights hereunder to the extent permitted by this Agreement. Motorola agrees to grant, without additional consideration, fee dedications of the Subsurface Rights of the Main Parcel with respect to dedications or grants to governmental authorities with respect to the operation and development of the Main Parcel; provided, however, to the extent that (i) any fee dedication is required because of a proposed Capital Improvement by SCI and (ii) such fee dedication of the Subsurface Rights would materially and adversely impact the Motorola Cleanup Operations or the operation of the Radio Tower, Motorola shall not be obliged to grant such fee dedication.

      3.2. CONTEST PROCEEDINGS OF IMPOSITIONS, INSURANCE REQUIREMENTS AND LEGAL REQUIREMENTS Each Owner has the right, at its own expense, to contest the amount or validity, in whole or in part, of any Impositions, Insurance Requirements and Legal Requirements by appropriate proceedings diligently conducted in good faith.

      3.3. CREATION OF SEPARATE TAX LOTS Motorola and SCI agree to cooperate (including, without limitation, Motorola and SCI providing the relevant documents, financial information and personal information necessary to create separate tax lots) with each other and the appropriate governmental authorities in creating separate tax lots for (i) the Credit Union Parcel, (ii) the Pilot Treatment Plant Parcel, (iii) the Integrated Treatment Facility Parcel and (iv) the Main Parcel (including the Surface Rights and the Subsurface Rights). Prior to the creation of separate tax parcels or to the extent a plat of subdivision is required in connection with the foregoing, Motorola and SCI shall each pay its proportionate share of all fees and costs in connection therewith based upon the ratio that the land square footage of the tax parcels for which each is responsible bears to the total square footage of the Land. The fees and costs of any jointly pursued protests of Impositions prior to creation of separate tax lots shall also be apportioned in the foregoing manner; provided, however, if either Owner joins in a protest solely to facilitate such protest by the other Owner, it shall not be required to share in such costs. Motorola shall be responsible for Impositions related to (i), (ii) and (iii) above and SCI shall be responsible for (iv). Notwithstanding the foregoing, with respect to the Radio Tower and the Remediation Equipment and the operation thereof, Motorola shall be responsible for any real or personal property taxes, sales taxes, permit fees, fines, penalties and other similar or like governmental charges applicable to the foregoing and any interest or costs with respect thereto; provided, however, with respect to the Radio Tower only, SCI shall be responsible for such charges to the extent allocable to SCI's operations. To the extent such charges are commingled in bills, the Owners shall equitably separate such bills based upon their respective responsibilities as aforesaid, and the Owner owing funds to the Owner paying the bill shall remit such funds at least fifteen (15) days prior to the due date of such bill.

4. INSURANCE


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      4.1. INSURANCE REQUIREMENTS.

            (a) Each Owner shall provide and keep in force insurance against liability for bodily injury, personal injury and property damage, it being agreed that all such insurance shall be commercial general liability insurance on an "occurrence basis", that it shall include specifically the Property, and all parking areas, streets, alleys and sidewalks adjoining or appurtenant to the Property or the Buildings, and that the insurance against liability for injury and death shall not be less than One Million Dollars ($1,000,000) for any occurrence, and with umbrella coverage of an additional Nine Million Dollars ($9,000,000).

            (b) To the extent the other Owner has an insurable interest, all insurance provided by a Owner, as required by this Section 4.1 shall either name the other Owner as an additional insured or be carried in favor of Motorola and SCI, as their respective interests may appear and in all cases shall provide for a waiver of subrogation against the other Owner.

      4.2. ADDITIONAL INSURANCE REQUIREMENTS.

            (a) All insurance required by any provision of this Agreement shall be in such form and shall be issued by such responsible companies authorized to do business in the State of Arizona as are reasonably acceptable to Motorola or SCI, as the case may be. All policies referred to in Section 4.1 of this Agreement shall be procured, or caused to be procured, by the Owner specified to maintain such insurance at no expense to the other Owner and shall be endorsed as "primary insurance" for the interests of SCI and Motorola regardless of any other valid or otherwise collectible insurance that may exist for either Owner. Certificates evidencing such policies shall be delivered to Motorola or SCI, as the case may be, immediately upon receipt from the insurance company or companies. Certificates evidencing new or renewal policies replacing any policies expiring during the term hereof, shall be delivered to Motorola or SCI, as the case may be, at least ten (10) days before the date of expiration, together with proof satisfactory to Motorola or SCI, as the case may be, that the full premiums have been paid. Premiums on policies shall not be financed in any manner whereby the lender, on default or otherwise, shall have the right or privilege of surrendering or canceling the policies, provided, however, that premiums may be paid in annual installments. Deductibles and/or self-insured retentions shall not exceed $250,000 unless by prior consent of Motorola or SCI, as the case may be, not to be unreasonably withheld.

            (b) Each Owner shall procure policies for all such insurance required by any provision of this Agreement for periods of not less than one (1) year and shall procure renewals thereof from time to time at least ten (10) days before the expiration thereof.

            (c) Subject to Section 3.2 of this Agreement, neither Owner shall violate or permit to be violated any of the conditions or provisions of any such policy, and each Owner shall so perform and satisfy or cause to be performed and satisfied the requirements of the companies writing such policies so that at all times companies of good standing satisfactory to each Owner shall be willing to write and/or continue such insurance.

            (d) Each policy of insurance required to be obtained hereunder which meets the criteria set forth in Section 4.2(c) as herein provided and each certificate therefor issued by the insurer shall contain, if reasonably procurable, a provision that no act or omission of such Owner shall affect or limit the obligation of the insurance company to pay the amount of any loss sustained, and an agreement by the insurer that such policy shall not be canceled or modified without at least ten (10) days' prior written notice to the other Owner.

      4.3. UMBRELLA POLICY The insurance required by this Agreement may, at the option of the Owner required to maintain such insurance, be effected by blanket and/or umbrella policies issued to such Owner covering the SCI Property or the Motorola Property, as the case may be, and other properties owned or leased by such Owner, provided that the policies otherwise comply with the provisions of this Agreement and allocate to the SCI Property or the Motorola Property, as the case may be, the specified coverage hereunder, without possibility of reduction or co-insurance by reason of, or damage to, any other premises named therein, and if the insurance required by this Agreement shall be effected by any such blanket or umbrella policies, the Owner required to maintain such insurance shall furnish to the other Owner certificates evidencing such policies in place of the originals, with schedules thereto attached showing the amount of insurance afforded by such policies applicable to the SCI Property or the Motorola Property and the Treatment Premises, as the case may be.

5. EMINENT DOMAIN

      5.1. EMINENT DOMAIN In the event the whole or any part of the Property shall be taken for any public or quasi-public purpose by any lawful power or authority by the exercise of the right of condemnation or eminent domain or by agreement among Motorola and/or SCI and those authorized to exercise such right, the entire award for the value of the land and improvements so taken shall belong to the Owner of the Property so taken and no other Owner shall have a right to claim any portion of such award by virtue of any interest created by this Agreement. The Owner of Property which is not the subject of a taking may, however, file a collateral claim with the condemning authority over and above the value of the Property (or portion thereof) being so taken to the extent of any damage suffered by such Owner resulting from the severance of the land or improvements so taken, provided that such claim shall not operate to reduce the award allocable to the Property taken.

6. SALE OF THE PROPERTY

      6.1. RELEASE OF OWNER UPON SALE OF PROPERTY Upon a Sale of an Owner's Property or any part thereof that satisfies the requirements in this Section 6, the transferring Owner shall be and hereby is entirely released and discharged from any and all covenants and obligations as Owner in connection with such Property arising under this Agreement, accruing from and after the date of such Sale and conveyance of title; provided, however, the transferring Owner shall remain liable and responsible for all covenants and obligations arising only under this Agreement prior to such Sale and conveyance of title; provided, further, it shall be deemed and construed without further agreement between the Owners that the Person who acquires or owns such Property (including, without limitation, the Purchaser on any such Sale or any Person who acquires its interest by foreclosure, trustee's sale or otherwise) shall be liable and responsible for any and all such covenants and obligations arising under this Agreement with respect to such Property after the date of the Sale and conveyance of title; provided, further, no such Sale shall modify or terminate any other agreement between the parties, including, without limitation, the Environmental Indemnification Agreement.

      6.2. RESTRICTIONS ON SALE OF PROPERTY With respect to any exercise of the Purchase Option pursuant to Section 19 or any governmental entity or private utility receiving incidental grants or dedications in fee for public uses or utility purposes, SCI and Motorola agree that the provisions of this Section 6.2 shall not apply; provided, however, with respect to any other Sale of Property, in order for either Owner to sell, transfer or convey its Property or any part thereof to a Purchaser, the Purchaser of such Property or a guarantor of such Purchaser shall:

            (a) (i) with respect to the Sale of the SCI Property or any part thereof, have a minimum net worth often million dollars ($10,000,000); provided, however, such amount shall be equitably adjusted on a land for land basis if the such Purchaser is acquiring only a portion of the SCI Property; provided, further, Motorola may reasonably adjust the net worth requirement with respect to any Sale of the SCI Property at the end of every ten (10) year period after the Commencement Date in accordance with the consumer price index; or (ii) with respect to the Sale of the Motorola Property or any part thereof, satisfy the financial test set forth in 40 CFR ss.264.143(f) or its successor regulation with respect to the then total estimated costs of the Motorola Cleanup Operations; provided, however, such amount shall be equitably adjusted on a land for land basis if the such Purchaser is acquiring only a portion of the Motorola Property;

            (b) enter into a separate environmental indemnification agreement substantially equivalent to the Environmental Indemnification Agreement; and

            (c) agrees, at such Purchaser's option, either to (i) pay or cause to be paid the net present value, according to the Discount Rate, of the Motorola Estimated Additional Cleanup Operations Expenses or (ii) pay over time the Motorola Actual Additional Cleanup Operations Expenses as the same are incurred.

      6.3. PROCEDURE FOR APPROVAL OF NET WORTH AND DETERMINATION OF INCREASED CLEANUP COSTS With respect to any proposed Sale pursuant to Section 6.2, the following provisions of this Section 6.3 shall govern the procedure that SCI and Motorola shall follow.

            (a) With respect to any proposed Sale of the SCI Property or any part thereof, (i) SCI or the proposed Purchaser of all or part of the SCI Property shall furnish in connection with the requirements of Section 6.2(a) and
(c) of this Agreement sufficient information from such Purchaser to establish its (A) pro forma net worth immediately after consummation of such Sale with respect to the requirements of Section 6.2(a) and (B) proposed use or uses of the SCI Property with respect to the provisions of Section 6.2(c), each in such detail as is reasonably sufficient to enable Motorola to respond to SCI and the proposed Purchaser on or prior to the expiration of the Motorola Review Period (as defined below) and

(ii) the proposed Purchaser shall certify to Motorola that such Purchaser reasonably believes in good faith that the information submitted pursuant to Sections 6.3(a)(i)(A) and (B) of this Agreement are true and accurate statements; provided, however, that Motorola shall give notice to SCI and such Purchaser of a request for specified additional information within five (5) days of receiving such information from such Purchaser. Motorola shall have fifteen
(15) days from the date that SCI or the proposed Purchaser of the SCI Property or any part thereof delivers to Motorola such documentation as required in
Section 6.3(a) and (c) (the "Motorola Review Period") to notify SCI that either the net worth requirements pursuant to Section 6.2(a) of this Agreement have not been satisfied or that payment is required pursuant to Section 6.2(c) of this Agreement (which notice shall specify, if applicable, the grounds for any disapproval of the proposed Sale pursuant to Section 6.2(a) or any required payment to Motorola pursuant to Section 6.2(c)); provided, however, (y) with respect to the requirements of Section 6.2(a) of this Agreement, if no such notice shall have been given to SCI at or prior to the end of the Motorola Review Period, the proposed Sale shall be deemed to satisfy Section 6.2(a) of this Agreement and (z) with respect to the provisions of Section 6.2(c) of this Agreement, if no such notice shall have been given to SCI at or prior to the end of the Motorola Review Period, the proposed Sale shall be deemed to not require any payment under 6.2(c).

            (b) With respect to any proposed Sale of the Motorola Property, Motorola or its proposed Purchaser shall furnish in connection with the requirements of Section 6.2(a) of this Agreement sufficient information from such Purchaser to establish that such Purchaser has satisfied the financial requirements set forth in ss.40 CFR 264.143(f) or its successor regulation with respect to the then total estimated costs of the Motorola Cleanup Operations as is reasonably sufficient to enable SCI to respond to Motorola on or prior to the expiration of the SCI Review Period (as defined below); provided, however, that SCI shall give notice of a request for specified additional information within five (5) days of receiving such information from such Purchaser. SCI shall have fifteen (15) days from the date that Motorola or the proposed Purchaser of the Motorola Property or any part thereof delivers to SCI such documentation as required in this Section 6.3(c) (the "SCI Review Period") to notify Motorola that the net worth requirements pursuant to Section 6.2(a) of this Agreement have not been satisfied (which notice shall specify, if applicable, the grounds for any disapproval of the proposed Sale pursuant to Section 6.2(a)), provided, however, with respect to the requirements under Section 6.2(a) of this Agreement, if no such notice shall have been given to Motorola at or prior to the end of the SCI Review Period, the proposed Sale shall be deemed to satisfy
Section 6.2(a).

      6.4. EXPIRATION OF RESTRICTION ON SALE OF PROPERTY  The provisions of this
Section 6 shall end at the earlier of (i) six (6) months after such time as Motorola receives final approval from the relevant government authorities confirming completion of the Motorola Cleanup Operations or (ii) such time as SCI has exercised its Purchase Option in full; each Owner may thereafter convey its Property freely and the foregoing restrictions shall be deemed deleted from this Agreement.

7. ENVIRONMENTAL

      7.1. COMPLIANCE BY SCI SCI agrees to comply with all Legal Requirements, including Environmental Laws, with respect to the conduct of SCI's business operations on the Property.

      7.2. COMPLIANCE BY MOTOROLA Motorola agrees to comply with all Legal Requirements, including Environmental Laws, with respect to the conduct of Motorola's business operations and the Motorola Cleanup Operations on the Property.

      7.3. SAFETY BY SCI The safety of SCI's employees, contractors, suppliers, agents, or invitees of SCI shall be the full responsibility of SCI. SCI shall notify Motorola upon SCI's becoming aware of the existence of any hazardous conditions, property, or equipment used in SCI's or the SCI Tenants' business operations or under its control arising from and after the Commencement Date. SCI shall take all necessary precautions against injury to such persons or damage to property from such hazards until corrected by the responsible Owner.

      7.4. SAFETY BY MOTOROLA The safety of Motorola's employees, contractors, suppliers, agents, or invitees of Motorola shall be the full responsibility of Motorola. Motorola shall notify SCI upon Motorola's becoming aware of the existence of any hazardous conditions, property, or equipment used in Motorola's or the Motorola Tenants' business operations or under its control arising from and after the Commencement Date. Motorola shall take all necessary precautions against injury to such persons or damage to property from such hazards until corrected by the responsible Owner.

      7.5. INDEMNIFICATIONS The Owners have entered into a separate Indemnification Agreement governing among other things environmental issues presented by each Owner's business operations.

8. REPAIRS, SIDEWALKS AND UTILITIES

      8.1. MAINTENANCE OF THE PROPERTY, ETC. Each Owner shall take good care of its Property, the sidewalks and curbs in front of or adjacent to its Property; provided, however, SCI shall maintain the Pipes and Mains located on or in the Surface Rights and Subsurface Rights of the Main Parcel, and each Owner shall keep and maintain its Property (including all of the foregoing) in good and safe order and condition (subject to any and all covenants, obligations, rights and remedies of the Owners under the Environmental Indemnification Agreement and the Lease), and shall make all repairs therein and thereon, interior and exterior, structural and nonstructural, ordinary and extraordinary, foreseen and unforeseen, necessary to keep its Property in good and safe order and condition, however the necessity or desirability therefor may occur; provided, however, Motorola may at any time elect to abandon the Radio Tower Space and the Treatment Premises, upon removal of the improvements and personal property owned by Motorola in the Radio Tower Space and the Treatment Premises and any decontamination of the same and upon the performance of other actions required under applicable Legal Requirements (including, without limitation, any requirements under Environmental Law) or requirements under this Agreement, the Environmental Indemnification Agreement or the Lease; provided, further, at such time as the Treatment Premises are not required for the

Motorola Cleanup Operations, Motorola shall surrender the Treatment Premises within a reasonable time period from such time and must remove such improvements and personal property, decontaminate the Treatment Premises and perform such other required actions within a reasonable time period from such time. Each Owner shall neither suffer nor commit, and shall use all reasonable precaution to prevent, waste, damage or injury to the Property. As used in this Section 8.1, the term "repairs" shall include all necessary (a) replacements, (b) removals, (c) alterations and (d) additions. Notwithstanding any provision of this Agreement to the contrary, to the extent that SCI makes a specific request to Motorola pursuant to the easement to repair Pipes and Mains located at a designated area of the Motorola Property and to the extent that Motorola denies such easement rights to such designated area, Motorola shall have the obligation and agrees (i) to make all reasonable repairs, without unreasonable delay, to the Pipes and Mains located at such designated area to which such request was denied, provided, that, such repairs shall be reasonably necessary or appropriate for SCI's operation and use of its Property or (ii) to allow SCI to make such repairs with reasonable supervision of Motorola. Notwithstanding any provision of this Section 8.1, Motorola shall have the obligation (and not SCI) to conduct all activities associated with the Motorola Cleanup Operations (including, without limitation, any repairs and maintenance of the Remediation Equipment or within the Treatment Premises) on the Land subject to any and all covenants, obligations, rights and remedies of the Owners hereunder and the Environmental Indemnification Agreement.

      8.2. FREE OF DIRT, SNOW, ETC. Each Owner shall keep clean and free from dirt, snow, ice, rubbish, obstructions and encumbrances or the sidewalks, grounds, parking areas, plazas, common areas, vaults, chutes, sidewalk hoists, railings, gutters, alleys, curbs or any other space located on its Property, or any of such areas or spaces adjacent to its Property for which such Owner has responsibility pursuant to applicable law.

      8.3. TREATMENT PLANTS Motorola and SCI agree that it is in their mutual best interest for SCI to continue to use treated water from the Treatment Plants. Motorola agrees to furnish water from the Treatment Plants for SCI's use for cooling towers, scrubbers and other applicable industrial uses which may be identified by SCI. Motorola agrees that such water shall be suitable for the stated uses with respect to both quality and quantity. SCI agrees to use the water from Motorola for the stated uses and shall only use alternative sources of water to the extent Motorola cannot adequately satisfy its water needs either because of quantity or quality constraints. SCI and Motorola agree that water shall be deemed to be of suitable quality so long as it meets the treatment criteria specified in that certain Arizona ex rel. v Motorola, Inc. Civil Action 89-16807. Prior to utilizing alternative sources of water to satisfy the stated uses, and prior to significantly diminishing its use of the treated water, SCI shall provide reasonable notice to Motorola (which may be oral in the event of emergency), such reasonable notice not to be less than thirty days, unless SCI reasonably determines that a shorter notice period is required under the circumstances, of its desire to alter the quantity of water being provided by Motorola for its operations.

9. CHANGES, ALTERATIONS AND ADDITIONS

      9.1. CAPITAL IMPROVEMENTS Subject to the terms hereof, each Owner may demolish, replace, restore, rebuild or materially alter its own Buildings, or any part thereof, or make any addition thereto or construct any additional buildings or improvements on its Property, (any such action being herein referred to as a "Capital Improvement"). Notwithstanding the foregoing, no Owner shall undertake any Capital Improvement which would materially and adversely impact the other Owner's rights on such other Owner's Property or cause the other Owner to be in material violation of any Legal Requirements (including, but not limited to, Environmental Laws or permits or otherwise draw an objection by U.S. EPA Region IX or ADEQ) without the consent of the other Owner. Further, SCI shall not undertake any Capital Improvement which would materially and adversely impact the operation of the Radio Tower without Motorola's consent; provided, however, Motorola and SCI agree to cooperate in good faith to determine a resolution to satisfy SCI's interests with respect to such Capital Improvement and Motorola's interests with respect to the Radio Tower. With respect to any Capital Improvement made by one Owner on the other Owner's Property, no Owner shall undertake any Capital Improvement on the other Owner's Property without the other Owner's consent which may be withheld in its sole discretion; provided, however, Motorola and SCI agree that Motorola shall have exclusive control of the Remediation Equipment and shall be solely responsible for and have the right under this Section 9 to the operation, maintenance, repair and replacement of the Remediation Equipment to the extent it would not constitute a Capital Improvement; provided, further, with respect to any proposed Capital Improvement involving the Remediation Equipment by Motorola, SCI shall consent to such Capital Improvement if it is shown that such Capital Improvement (i) is reasonably necessary in order to comply with any Legal Requirements (ii) does not materially increase the scope and nature of such Remediation Equipment and (iii) does not materially and adversely interfere with the use of the SCI Property; provided, further, with respect to any proposed Capital Improvement on or in the Subsurface Rights of the Main Parcel by SCI, Motorola shall consent to any penetrations of the Subsurface by footings, foundations, vaults, building pads and appurtenant building systems by Capital Improvements located on the Surface Rights of the Main Parcel (whether pursuant to new construction or settling) and Pipes and Mains constructed in the Subsurface Rights of the Main Parcel, all pursuant to easements granted pursuant to Article 13 of this Agreement; provided, however, that no such Capital Improvements pursuant to such easements will materially and adversely impact the Motorola Cleanup Operations or the operation of the Radio Tower unless Motorola consents to such Capital Improvement.

      9.2. PROCEDURE The Owner seeking the Capital Improvement shall furnish to the other Owner a complete set of plans and specifications for the Capital Improvement but redacting therefrom any proprietary or confidential information (however, the Owner seeking the Capital Improvement shall generally describe such redacted plans and specifications to the extent reasonably necessary to enable the other Owner to ensure such planned improvements comply with the terms of this Agreement). The other Owner shall deliver to the Owner seeking the Capital Improvement an estoppel certificate in recordable form and in a form that is commercially reasonable and customary. The Owner seeking the Capital Improvement shall provide such other information as the other Owner may reasonably request. Once the estoppel certificate is delivered to the Owner seeking the Capital Improvement, there will be no further objections to the Capital Improvement unless the Capital Improvement is materially different from the proposal. The Owner seeking the Capital Improvement shall have the right of specific performance against the other Owner to obtain the estoppel certificate. If the other Owner does not respond within 30 days from the request by the Owner seeking the Capital Improvement, the other Owner grants the Owner seeking the Capital Improvement power of attorney to execute an estoppel certificate. In addition, if the estoppel certificate states that the Owner seeking the Capital Improvement is not in compliance with this Section 9.1, the estoppel certificate must state the reasons why it is not in compliance in order to allow the Owner seeking the Capital Improvement an opportunity to cure its request, otherwise such Capital Improvement shall be deemed approved.

      9.3. COOPERATION OF OWNERS Each Owner covenants and agrees at no cost or expense to the other Owner to join in the application for any permit, license, or authorization of all municipal departments and governmental authorities having jurisdiction thereof in connection with any Capital Improvement by either Owner permitted by the terms of this Agreement; provided, however, that such obligation of each Owner shall be governed by the provisions of Section 9.1.

10. APPLICABLE REQUIREMENTS

      Subject to Section 3.2 of this Agreement, in connection with any restoration, maintenance, management and use of the Property and each Owner's performance of its obligations hereunder, each Owner shall comply in a timely manner with all applicable requirements (including, without limitation, all requirements under this Agreement, the Lease, the Environmental Indemnification Agreement and applicable Legal Requirements (including, without limitation Environmental Law) without regard to the nature of the work required to be done, whether extraordinary or ordinary, and whether requiring the removal of any encroachment, or affecting the maintenance, use or occupancy of the Property, or involving or requiring any structural changes or additions in or to the Property, and regardless of whether such changes or additions are required by reason of any particular use or manner of use to which the Property, or any part thereof may be put.

11. CREATION AND DISCHARGE OF LIENS

      11.1. CREATION OF LIENS Each Owner shall neither create nor cause to be created (a) any lien, encumbrance or charge upon the other Owner's interest in the Property or part thereof, (b) any lien, encumbrance or charge upon any assets of, or funds appropriated to, the other Owner, or (c) any other matter or thing whereby the estate, rights and interest of the other Owner in and to its Property or any part thereof might be impaired. Subject to the foregoing limitations, each Owner shall have the right to create any lien, encumbrance or charge on or to execute Mortgages and collateral assignments of its interest in its Property and of leases, rents and profit, subject, in each case, to the other Owner's interest therein, grant security interests in the equipment subject to the other Owner's interest therein, enter into leases and perform any Capital Improvement as provided by, and in accordance with, the provisions of this Agreement; provided, however, Motorola shall not create any lien, encumbrance or charge on or execute Mortgages and collateral assignments of its interest in the Subsurface Rights of the Main

Parcel, the Intergrated Treatment Facility Parcel and the Pilot Treatment Plant Parcel and of leases, rents and profit.

      11.2. DISCHARGE OF LIENS With respect to any government authority liens placed on the Motorola Property, Motorola agrees to use all reasonable efforts to either dispute or satisfy the lien in a timely manner or to otherwise take appropriate action which Motorola reasonably deems appropriate.

12. RESERVED

13. EASEMENTS AND RIGHTS

            (a) Motorola hereby grants to SCI the rights referenced in Section 1.3(aaa) of this Agreement, including, without limitation, the right to lateral and subjacent support of the Surface Rights of the Main Parcel for any permitted use SCI elects to make of the Surface Rights of the Main Parcel and for the SCI Buildings and Capital Improvements that SCI may place on the Main Parcel.

            (b) Motorola hereby grants to SCI the easements referenced in
Section 1.3(aaa), including, without limitation, an easement over or in the Subsurface Rights for all existing and future roads, access, drainages, utilities (public or private) serving the SCI Buildings and for any footings and foundations of any SCI Buildings and Capital Improvements from time to time located on the Main Parcel in excess of one (1) foot below the lowest point of each of the SCI Buildings, including all future easements; provided, however, that no such Capital Improvements will materially and adversely impact the Motorola Cleanup Operations or the operation of the Radio Tower unless Motorola consents to such Capital Improvements.

            (c) Motorola covenants from time to time as may be requested by SCI, to grant one or more easements in recordable form to the Subsurface Rights of the Main Parcel as are reasonably necessary in order to permit SCI (i) to access, maintain and repair, expand or replace the Pipes and Mains on the Subsurface Rights in accordance with Section 8.1 and (ii) to move and/or replace or install any of the Pipes and Mains to any portion of the Property as SCI deems appropriate from time to time; provided, however, that no such move and/or replacement will materially and adversely impact the Motorola Cleanup Operations or the operation of the Radio Tower unless Motorola consents to such move and/or replacement. SCI shall pay the reasonable fees and expenses incurred by Motorola in connection with the foregoing.

            (d) SCI covenants from time to time as may be requested by Motorola to grant one or more easements to the Surface Rights of the Main Parcel as are reasonably necessary in order to permit Motorola to perform the Motorola Cleanup Operations (including to access its Remediation Equipment) and to operate the Radio Tower; provided, however, that no such access will materially and adversely impact SCI's use and operations of its Property unless SCI consents to such access. Motorola shall pay the reasonable fees and expenses incurred by SCI in connection with the foregoing.

            (e) Motorola grants and gives to SCI, its affiliates, licensees, contractors, tenants, subtenants, agents, successors and assigns, an easement forever for the maintenance and repair of and access to the Pipes and Mains on all of the Subsurface Rights of the Main Parcel in accordance with Section 8.1 as SCI deems appropriate from time to time, with the right to reconstruct, improve, expand, replace, add to, and enlarge of any of the Pipes and Mains or to move or install any of the Pipes and Mains to any portion of the Property; provided, however, that no such move and/or replacement will materially and adversely impact the Motorola Cleanup Operations or the operation of the Radio Tower unless Motorola consents to such move and/or replacement.

            (f) SCI grants and gives to Motorola, its affiliates, licensees, contractors, tenants, subtenants, agents, successors and assigns, an easement forever for the access to its Remediation Equipment, Radio Tower and Treatment Premises located on the Surface Rights of the Main Parcel in order to permit Motorola to perform the Motorola Cleanup Operations, to maintain and repair its Remediation Equipment and to operate, maintain and repair the Radio Tower; provided, however, that no such access will materially and adversely impact SCI's use and operations of its Property unless SCI consents to such access.

            (g) The easements granted or to be granted hereunder apply, inter alia, to any emergency vehicles and personnel.

14. INDEMNIFICATION

      14.1. OBLIGATION TO INDEMNIFY The provisions of this Section are subject to the indemnification provisions in the Environmental Indemnification Agreement and the Recap Agreement. To the fullest extent permitted by law, each Owner shall indemnify the other Owner and its Indemnitees (such Owner and its Indemnitees are collectively, the "Owner Indemnitees") for, and hold the Owner Indemnitees harmless from and against, any and all liabilities, suits, obligations, fines, damages (excluding consequential damages), penalties, claims, costs, charges and expenses (including without limitation, reasonable architects' and attorneys' fees and disbursements) that may be imposed upon or incurred by or asserted against the Owner Indemnitees by reason of any of the following:

            (a) Alterations. Any Capital Improvement or any other work or act done by the indemnifying Owner, or parties claiming by, through or under the indemnifying Owner in, on or about the Property or any part thereof;

            (b) Use. The use, non-use, possession, occupation, alteration, condition, operation, maintenance or management by the indemnifying Owner, or parties claiming by, through or under such Owner of all or any portion of the Property or of any street, alley, sidewalk, curb, vault, passageway or space comprising a part thereof or adjacent thereto subsequent the Commencement Date;

            (c) Acts or Failure to Act. Any action or proceeding to which the Owner Indemnitees may be made a part by reason of any act performed by, or any failure to perform any act required to be performed by, the indemnifying Owner or any of its respective officers, shareholders, directors, agents, contractors, servants, employees, licensees or invitees in connection with this Agreement;

            (d) Accidents, Injury to Person or Property. Any accident, injury (including death at any time resulting therefrom) or damage to any Person or property occurring in, on or about the Property or any part thereof, or in, on or about any street, alley, sidewalk, curb, vault, passageway or space comprising a part thereof or adjacent thereto arising out of, in connection with or resulting from the negligence, gross negligence or intentional acts of the indemnifying Owner, its agents, employees, invitees, licensees and/or authorized representatives;

            (e) Owner's Obligations. The indemnifying Owner's failure, within any applicable grace period, to perform or comply with any of the covenants, agreements, terms or conditions contained in this Agreement;

            (f) Liens, Encumbrances or Claims Against Property. Any lien or claim created by the indemnifying Owner or any of its officers, agents, contractors, servants, employees, licensees or invitees that may be alleged to have arisen against or on the indemnified Owner's Property or any part thereof under the laws of the State of Arizona or any other governmental authority having jurisdiction thereof or any liability that may be asserted against the indemnified Owner with respect thereto.

      14.2. WAIVER Motorola and SCI hereby waive all benefits and protections of Arizona Revised Statutes Sections 12-1641 to 12-1644 to the extent such statutes are ever deemed applicable to the agreements and transactions evidenced hereby.

15. PERMITTED USE; NO UNLAWFUL OCCUPANCY

      15.1. TYPE OF USE SCI may use the SCI Property and Motorola may use the Motorola Property for any lawful purpose, except for: (i) a residential use,
(ii) the manufacturing of chemicals as the primary product, (iii) a gas station,
(iv) a refinery, (v) the manufacturing of petro-chemicals as the primary product or the bulk distribution of petro-chemicals or (vi) any use which generates PCE, TCE, TCA, DCA, DCE or vinyl chloride, unless the Owner who wants to use the Property for one of the excluded uses obtains the prior written consent of the other Owner as to the applicable excluded use, which consent may be given or withheld in its sole discretion; provided, however, to the extent that Motorola's use of the Subsurface Rights of the Main Parcel, the Remediation Equipment, the Pilot Treatment Plant Parcel and the Integrated Treatment Facility Parcel for the purpose of the Motorola Cleanup Operations violates any such limitations, the foregoing limitations shall not apply. Motorola and SCI agree that each Owner's use of its Property as of the Commencement Date does not violate any of the provisions of Section 15 of this Agreement. At such time as Motorola receives final approval from the relevant government authorities confirming completion of the Motorola Cleanup Operations, SCI may thereafter use the SCI Property and Motorola may thereafter use the Credit Union Parcel for any lawful purpose, and the foregoing excluded uses with respect to the SCI Property and the Credit Union Parcel shall be deemed deleted from this Agreement.

      15.2. PROHIBITED USES Each Owner shall not use or occupy, nor permit or suffer the Property, or any part thereof, to be used or occupied for any unlawful or illegal business, use or purpose, in violation of Legal Requirements, including Environmental Laws, or which may make void or voidable any insurance then in force on the Property. Each Owner shall promptly upon the discovery of any such unlawful or illegal use take all necessary steps, legal and equitable, to cause the discontinuance of such use and to oust and remove any tenants, licensees, concessionaires or other occupants conducting such use.

      15.3. RESTRICTION OF PUBLIC USE Each Owner shall not suffer or permit the Property or any portion thereof to be used by the public without restriction or in such manner as might reasonably tend to impair title to the Property or any portion thereof, or in such manner as might reasonably make possible a claim or claims of adverse usage or adverse possession by the public, as such, or of implied dedication of the Property or any portion thereof.

16. NOTICES

      16.1. Whenever it is provided herein that notice, demand, request or other communication shall or may be given to or served upon either of the Owners by the other, and whenever either of the Owners shall desire to give or serve upon the other any notice, demand, request or other communication with respect hereto or to the Property, each such notice, demand, request or other communication shall be in writing (unless otherwise stated in this Agreement) and, any law or statute to the contrary notwithstanding, shall be effective for any purpose if given or served as follows:

            (a) If by Motorola, by mailing the same to SCI by registered or certified mail, postage prepaid, return receipt requested, addressed to Semiconductor Components Industries, LLC, 5005 E. McDowell Road, Phoenix, AZ 85008, Attn: John Hackbarth, or at such other address as SCI may from time to time designate by notice given to Motorola by certified mail as aforesaid.

            (b) If by SCI, by mailing the same to Motorola by registered or certified mail, postage prepaid, return receipt requested, addressed to Motorola, Inc., 3102 N. 56th Street, Phoenix, AZ 85018, Attn: Donald Netko or at such other address(es) and attorney as Motorola may from time to time designate by notice given to SCI by registered or certified mail, as aforesaid.

      16.2. Every notice, demand, request or other communication hereunder shall be deemed to have been given or served (i) three (3) business days after the time that the same shall be deposited in the United States mails, postage prepaid, in the manner aforesaid and (ii) upon receipt when sent by facsimile machine or overnight courier.

17. RESERVED

18. DISPUTE RESOLUTIONS

      18.1. NEGOTIATION

            (a) Upon the occurrence of a dispute between the Owners with respect to any of the terms of this Agreement, either SCI or Motorola may by written notice to the other party and the Transaction Committee (the "Initial Notice") call for the consideration of such dispute by the Transaction Committee (as hereinafter defined). The Transaction Committee shall meet to discuss, review and attempt to resolve the dispute. The Transaction Committee may be assisted by other advisors, including accountants, attorneys, and employees, in its discussions and review. The "Transaction Committee" shall be determined on or within three (3) days following the Initial Notice by Motorola and SCI each selecting two (2) individuals who are familiar with the business to serve on such committee.

            (b) If the Transaction Committee are unable to reach an agreement under clause (a) above within five (5) days of the Initial Notice, then each of Motorola and SCI shall call for a higher level resolution discussion, pursuant to which each of SCI and Motorola shall designate in writing by notice to the other party within three (3) days after the expiration of such five (5) day period a higher level management employee which shall be the chief executive officer of Semiconductor Product Sector of Motorola (or its applicable successor) or president of SCI, or an equivalent position, as the case may be, (a "High Level Management Employee") to discuss and attempt to resolve the dispute. Such High Level Management Employee may be assisted by other advisors, including accountants, attorneys, and employees, in his or her discussions and negotiations with the other party. SCI and Motorola agree to negotiate in good faith with one another for an additional period ending fifteen (15) days after the date of Initial Notice.

      18.2. MEDIATION In the event the dispute remains unresolved after the passage of fifteen (15) days after the date of the Initial Notice, then both parties may attempt to settle any claim or controversy arising out of it through consultation and negotiation in good faith and a spirit of mutual cooperation. If those attempts fail, then the dispute will be mediated by a mutually-acceptable mediator to be chosen by Motorola and SCI (the "Mediator"). Neither Motorola nor SCI may unreasonably withhold consent to the selection of a mediator, and Motorola and SCI agree to share the costs of the mediation equally. The parties may also agree to replace mediation with some other form of alternative dispute resolution ("ADR"), such as neutral fact-finding or a minitrial. In any event the mediation shall follow the following procedures:

            (a) meeting dates shall be set for two (2) days of meetings within ten (10) days after the respondent's answer is filed with the Mediator (the Mediator shall be advised of the schedule, and the availability of the Mediator shall be a pre-requisite to serving as the Mediator);

            (b) each meeting date shall be as follows: 9:00 a.m. through 12:00 p.m. and 1:00 p.m. through 5:00 p.m. and the time allocated to each Owner shall be equal;

            (c) no discovery shall be taken unless agreed to by the Owners hereto and the Mediator;

            (d) the Mediator shall ask the Owners thereto to reach a decision within ten (10) days of the last meeting date; provided, however, the Owner may agree to extend such ten (10) day period.

      18.3. CONFIDENTIALITY All mediation or ADR proceedings under this Article 18 shall be treated as confidential information that may not be disclosed in whole or in part by either Owner without the prior written consent of the other Owner. Any Mediator or ADR panel shall be bound by an agreement containing confidentiality provisions at least as restrictive as this Section 18.3.

      18.4. EQUITABLE RELIEF The Owners expressly agree that nothing herein shall preclude either Owner from taking whatever actions are necessary to prevent immediate and irreparable harm to its interests. The Owners further agree that either Owner may file a complaint for statute of limitations or venue reasons to enforce any preliminary or injunctive relief ordered by the Mediator or ADR panel, if in its sole judgment such action is necessary. Notwithstanding the foregoing, the Owners will continue to participate in the negotiation and mediation process in good faith.

      18.5. FAILURE OF MEDIATION AND NEGOTIATION Any dispute which we cannot resolve between Motorola and SCI through negotiation, mediation or other form of ADR within thirty (30) days of the date of the initial demand for it by either Motorola or SCI may then be submitted to a court of competent jurisdiction for specific performance, declaratory or injunctive relief, monetary damages (excluding consequential damages) or any other remedy provided by law. The use of any ADR procedures will not be construed under the doctrines of laches, waiver or estoppel to affect adversely the rights of either party, and nothing in this paragraph will prevent either SCI or Motorola from resorting to judicial proceedings if (a) good faith efforts to resolve the dispute under these procedures have been unsuccessful or (b) interim relief from a court is necessary to prevent serous and irreparable injury to one party or to others.

19. PURCHASE OPTION

      19.1. PURCHASE OPTION SCI shall have ten (10) options (the "Purchase Option") to purchase all or any part of the Subsurface Rights, the Pilot Treatment Plant Parcel and the Integrated Treatment Facility Parcel (the "Purchase Option Property") at any time after the Commencement Date for a period of eighty-nine (89) years (the "Purchase Option Period") which Purchase Option Period shall expire on the 89th anniversary of the Commencement Date even if the other provisions of this Agreement are terminated earlier for any reason; provided, however, at the termination of the Purchase Option Period, the Purchase Option shall automatically renew for a period eighty-nine (89) years (the "Extended Purchase Option Period"). Such Purchase Option may be exercised on multiple occasions, each with respect to various portions of the Subsurface Rights, the Pilot Treatment Plant Parcel and the Integrated Treatment Facility Parcel, as SCI may elect from time to time; provided, however, after any exercise of the Purchase Option by SCI, any subsequent exercise of the Purchase Option by SCI may be exercised not less than 2 years from the previous exercise of the Purchase Option. The Purchase Option may only be exercised if SCI is not in default under any of the covenants or restrictions of this Agreement at the time of exercising the Purchase Option beyond applicable grace and notice periods; provided, however, Motorola may waive any such default condition herein. Upon any exercise of the Purchase Option, SCI shall designate which Subsurface Rights, or portion of the Pilot Treatment Plant Parcel and the Integrated Treatment Facility Parcel SCI shall purchase in connection with such exercise by means of a legal or otherwise satisfactory description (which may or may not include a metes and bounds description) specifying the location of such Subsurface Rights or portion of the Pilot Treatment Plant Parcel and the Integrated Treatment Facility Parcel and depth restrictions, if any, included in such purchase of Subsurface Rights. Exercise may only be made by SCI or its successors or assigns strictly in accordance with the terms and conditions herein, and the purchase of the Subsurface Rights pursuant to the exercise of said option shall be at the "Option Price" set forth in Section 19.2 hereof, and in accordance with the terms and conditions set forth in this Section 19.1. Each provision contained in this Purchase Option which is subject to the laws or rules sometimes referred to as the rule against perpetuities or the rule prohibiting unreasonable restraints on alienation shall continue and remain in full force and effect for the period of twenty-one (21) years following the death of the last survivor of the members of the Senate and Assembly (Arizona House of Representatives) of the State of Arizona in office on the date of this Agreement and the now living children of said persons.

      19.2. OPTION PRICE The Option Price shall be Ten Dollars ($10.00). Such price shall apply on each occasion on which the Purchase Option is exercised.

      19.3. EXERCISE OF OPTION SCI agrees that it shall not exercise the Purchase Option at any time within the first five (5) years from the Commencement Date; provided, however, SCI may exercise the Purchase Option after such five (5) year period at any time during the Purchase Option Period or the Extended Purchase Option Period. Each time SCI exercises the Purchase Option, SCI shall deliver to Motorola, SCI's written notice of exercise of such option on or before the expiration of the Purchase Option Period or the Extended Purchase Option Period. Subject to the terms of this Section, upon receipt of notice of final approval from the relevant government authorities confirming completion of the Motorola Cleanup Operations, SCI shall have a period of three
(3) month's time to conduct diligence of environmental conditions of all remaining Purchase Option Property of the Main Parcel. Such diligence shall be performed at SCI's cost, in a professional manner and in accordance with applicable good commercial or customary practices for sophisticated buyers. SCI may retain the services of a professional consultant reasonably acceptable to Motorola to perform all, or a portion of, such assessment. After such diligence is completed, SCI shall be obliged to exercise the Purchase Option as to all remaining Purchase Option Property; provided, however, SCI shall not be obliged to exercise the Purchase Option if after the completion of such diligence, SCI demonstrates that there exists an environmental condition related to the Subsurface Rights that may reasonably result in a liability pursuant to applicable Environmental Law to SCI of $250,000 or more (as adjusted in accordance with the consumer price index). In determining the magnitude of any such liability, SCI shall not consider any portion of an environmental condition that results from the acts or omissions of SCI or SCI Tenants or any liability to which SCI would be subject absent its purchase of the subsurface rights.

      19.4. PAYMENT OF OPTION PRICE The Option Price shall be paid to Motorola by SCI at Purchase Option Closing (as defined in Section 19.5) by certified check or wire transfer to Motorola's designated bank account, providing "good and available funds" on the date of closing.

      19.5. PURCHASE OPTION CLOSING Closing of said sale, pursuant to the aforementioned exercise of option ("Purchase Option Closing"), shall be not later than forty-five (45) days following the applicable Purchase Option Period or the Extended Purchase Option Period. All charges payable by SCI and all obligations of SCI hereunder accruing prior to Purchase Option Closing shall be paid, performed and complied with until such time as the full Option Price has been paid to Motorola. The customary credits or adjustments shall be made at Purchase Option Closing with respect to real estate taxes or other items. At Purchase Option Closing, Motorola shall deliver a Special Warranty Deed (covering only Motorola's actions during the term of this Agreement) conveying the designated Property and may reserve in such deed such easements and other interests in the designated Property as are reasonably necessary for the exercise by Motorola of the rights described in Articles 22 and 23 hereof, those required by Legal Requirements and any covenant reasonably necessary to notify successors of the Motorola Cleanup Operations and potential restrictions on development imposed by Legal Requirements, including Environmental Laws. With respect to any subdivision requirements, SCI and Motorola agree to cooperate (including, without limitation, each Owner's providing the relevant documents, financial information and personal information necessary to satisfy any subdivision requirements) with the appropriate governmental authorities in satisfying any subdivision requirements with respect to any exercise of the Purchase Option of all or any part of the Subsurface Rights of the Main Parcel. To the extent any plat of subdivision is required in connection with the foregoing, SCI shall pay the costs in connection therewith. The Main Parcel is adjacent to public streets and rights-of-way and perhaps publicly dedicated alleys. To the extent any street or alley is abandoned so that fee title to all or a portion of such street or alley reverts to the "owner" under applicable law, each Owner agrees that such land shall be split between the Owners into Surface Rights and Subsurface Rights as provided in this Agreement for the Main Parcel, subject to the Purchase Option and the Option to Lease Subsurface Rights granted pursuant to this Agreement. SCI may cause Motorola, for the purposes of dedications or condemnation actions, to directly convey the Purchase Option Property or any part thereof to a municipality, utility company or other condemning authority for ten dollars ($10) per dedication or conveyance, which shall be the exclusive consideration to be paid to Motorola for such property; provided, however, to the extent that (i) any fee dedication is required because of a proposed Capital Improvement by SCI and (ii) such fee dedication of the Subsurface Rights would materially and adversely impact the Motorola Cleanup Operations or operation of the Radio Tower, Motorola shall not be obliged to convey such fee dedication.

      19.6. MISCELLANEOUS

            (a) Time shall be of the essence in the performance of the terms and conditions of this option.

            (b) At Purchase Option Closing, Motorola shall deliver to SCI and SCI shall deliver to Motorola the cash sums required in this Section 19.6 and such other agreements in recordable form which are contained herein and not contained in the Special Warranty Deed (covering only Motorola's actions during term of Agreement) to be delivered to SCI and which are to survive Purchase Option Closing.

            (c) Motorola and SCI shall indemnify, defend and hold the other harmless from the claim of any broker or agent arising out of exercise of the Purchase Option.

      19.7. PLEDGING OF THE PURCHASE OPTION SCI shall have the right to pledge or hypothecate its interest in the Purchase Option.

20. DEFAULT

      20.1. DEFAULT In the event any Owner fails to perform any other provision of this Agreement, which failure continues for a period of thirty (30) days after receipt of written notice specifying the particulars of such failure, such failure shall constitute a default and the other Owner may thereafter act pursuant to Section 18 of this Agreement; provided, however, that the defaulting Owner shall not be deemed to be in default if such failure to perform cannot be rectified within said thirty (30) day period and such Owner is diligently proceeding to rectify the particulars of such failure, not to exceed sixty (60) days; provided, further, that in the event of an emergency, such failure shall be deemed a default if such failure is not rectified in a period reasonable for the nature and circumstances of such emergency.

      20.2. REIMBURSEMENT BY SCI SCI shall reimburse Motorola upon demand for all reasonable costs and expenses (including without limitation, all attorneys' fees and disbursements) paid or incurred by Motorola in curing any Default after any required notice, or arising out of any indemnity and/or "hold harmless" agreement given or made by SCI to Motorola in this Agreement.

      20.3. REIMBURSEMENT BY MOTOROLA Motorola shall reimburse SCI upon demand for all reasonable costs and expenses (including without limitation, attorneys' fees and disbursements) paid or incurred by SCI in curing any Default after any required notice, or arising out of any indemnity and/or "hold harmless" agreement given or made by Motorola to SCI in this Agreement.

21. MISCELLANEOUS

      21.1. CAPTIONS/REFERENCES The captions of this Agreement are for convenience of reference only and in no way define, limit or describe the scope or intent of this Agreement or in any way affect this Agreement.

      21.2. TABLE OF CONTENTS The Table of Contents is for the purpose of convenience of reference only and is not to be deemed or construed in any way as part of this Agreement or as supplemental thereto or amendatory thereof.

      21.3. WAIVER, MODIFICATION, ETC. This Agreement cannot be changed or terminated orally, but only by an instrument in writing that is (i) executed by the Owner against whom enforcement of any waiver, change, modification or discharge is sought and (ii) recorded in the official records of Maricopa County, Arizona.

      21.4. GOVERNING LAW This agreement shall be governed by and construed in accordance with the laws of the State of Arizona.

      21.5. SUCCESSORS AND ASSIGNS The agreements, terms, covenants and conditions herein shall bind and inure to the benefit of Motorola and SCI and their respective successors and assigns.

      21.6. RELATIONSHIP OF MOTOROLA AND SCI Nothing contained in this Agreement shall create nor be deemed to create a partnership or joint venture between Motorola and SCI.

      21.7. THIRD PARTY BENEFICIARY Nothing contained herein is intended to be for, or to inure to, the benefit of any Person other than Motorola, SCI and the holders of any Mortgages and their respective successors and assigns, except as otherwise expressly provided in this Agreement. No Person other than Motorola is entitled, as a consequence of any term, condition, covenant or agreement contained in this Agreement or of SCI's failure to observe or perform the same, to seek, claim or recover damages or any other legal or equitable remedy against SCI.

      21.8. COVENANTS RUN WITH THE LAND Each of the covenants, obligations, and restrictions on each Parcel shall be a burden on that Parcel, shall be appurtenant to and for the benefit of any of the other Parcels and each part thereof and shall run with the land.

      21.9. DURATION The initial term of this Agreement shall be for eighty-nine (89) years from the date hereof; provided, however, the initial term shall automatically renew for an additional term of eighty-nine (89) years unless Motorola and SCI execute and deliver a mutual termination agreement that is recorded in the official records of Maricopa County, Arizona on or before the expiration of such initial term.

      21.10. BREACH SHALL NOT PERMIT TERMINATION It is expressly agreed that no breach of this Agreement shall entitle any Owner to terminate this Agreement, but such limitation shall not affect in any manner any other rights or remedies which such Owner may have hereunder by reason of any breach of this Agreement. Any breach of this Agreement shall not defeat or render invalid the lien of any mortgage or deed of trust made in good faith for value, but this Agreement shall be binding upon and be effective against any Owner whose title is acquired by foreclosure, trustee's sale or otherwise.

      21.11. SEVERABILITY If any term or provision of this Agreement or the application of it to any Person or circumstance shall to any extent be invalid or unenforceable, the remainder of this Agreement or the application of such term or provision to Person or circumstances, other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each term and provision of this Agreement shall be valid and shall be enforced to the extent permitted by law.

      21.12. RECORDATION This Agreement shall be recorded in the office of the recorder of the county in which the Facility is located.

22. RADIO TOWER

      22.1. RADIO TOWER In the Deed, Motorola has reserved rights to the Radio Tower and Radio Tower Space.

      22.2. MAINTENANCE AND OPERATION Motorola shall have to secure all necessary permits and approvals from the state, federal, municipal and other governmental authorities to operate, maintain, repair and replace the Radio Tower. Motorola shall maintain the Radio Tower in good repair and working condition, in accordance with applicable laws, ordinances, rules and regulations and in accordance with its obligations under Section 8 of this Agreement.

      22.3. NON-INTERFERENCE WITH OPERATION OF RADIO TOWER SCI shall not in any way materially and adversely interfere with the operation of the Radio Tower by virtue of the use of its Buildings or its Capital Improvement or by any communications, electronic or other equipment, now or, in the future, located at the Facility, including the operation by SCI of radio, television or other electromagnetic radiation and reception facilities or AM or FM broadcasting and two-way radio and microwave transmission in and around the Facility. In the event such interference occurs, then SCI agrees, at its sole cost and expense, to eliminate such interference in a timely manner, not to exceed 48 hours following notice of such interference from the Motorola unless otherwise impracticable. If such interference cannot be eliminated within such period, SCI shall cease using the equipment causing such interference except for short tests intended to eliminate such interference unless otherwise reasonably impracticable or as otherwise required by law. Motorola agrees that the use and operation of the SCI Property as conducted by SCG Holding Corporation or SCI as of the Commencement Date does not constitute interference with the operation of the Radio Tower or otherwise violate the provisions of Section 22 of this Agreement.

      22.4. UTILITIES/ACCESS Pursuant to the easement granted herein and subject to the terms of Section 8.1, SCI shall supply all electrical power and other utilities necessary for the normal operation of the Radio Tower, which utility supply shall be paid for by Motorola, but SCI shall not be required to provide standby generators or other emergency sources of power for the Radio Tower; provided, however, Motorola may, at its option, install such equipment at its expense on a portion of the SCI Property reasonably selected by SCI. SCI shall allow Motorola access to the Radio Tower Space and the Radio Tower at all times. SCI shall take reasonable steps to ensure Motorola has prompt access to the Radio Tower Space for emergency repairs.

      22.5. INSURANCE Motorola shall maintain insurance coverages upon the Radio Tower or personal property of Motorola kept, stored and maintained within the Radio Tower Space against loss or damage by fire, windstorm or other casualties or causes in such amount as is sufficient to demolish and remove the Radio Tower and such personal property.

      22.6. ASSIGNMENT OF RIGHTS TO THE RADIO TOWER Motorola may transfer or assign subject to all of the obligations to SCI any of its rights under Section 22 of this Agreement in any manner whatsoever; provided, however, before any such assignment or transfer Motorola shall give Tenant thirty (30) days written notice of any such assignment or transfer.

      22.7. CASUALTY/CONDEMNATION In the event the Radio Tower shall be damaged by fire or other casualty rendering it unusable or taken by eminent domain, (i) Motorola shall be entitled to all portions of the award in the proceedings for the Radio Tower in the case of a condemnation and the insurance proceedings in the case of a casualty and (ii) Motorola may reconstruct the Radio Tower at another location on any portion of the SCI Property reasonably selected by SCI; provided, however, such reconstruction will be at Motorola's sole cost and expense.

      22.8. RELOCATION RIGHTS OF SCI Upon reasonable prior written notice, SCI shall have the right to relocate the Radio Tower to any portion of the SCI Property reasonably selected by SCI provided all logistical and operational issues are addressed to the reasonable satisfaction of Motorola; provided, however, such Radio Tower after relocation shall be of the same quality of service and such relocation shall be at SCI's sole cost and expense.

23. MOTOROLA CLEANUP OPERATIONS

      23.1. TREATMENT PLANTS AND RELATED CLEANUP ACTIVITIES Motorola shall have the sole ownership and control of the Treatment Plants, the Treatment Premises and the Remediation Equipment for the purpose of the Motorola Cleanup Operations. Motorola shall have reasonable access above, over, across, under and through the Property in order to maintain, repair and replace such Treatment Premises, Treatment Plants and Remediation Equipment for the purpose of the Motorola Cleanup Operations. SCI shall supply all utilities (electrical power, chilled water and phone service, sewer, sanitary facilities) for the normal operation of the Treatment Premises, Treatment Plants and the Remediation Equipment, which utility shall be paid for by Motorola, but SCI shall not be required to provide standby generators or other emergency sources of power for the Treatment Premises, Treatment Plants and the Remediation Equipment; provided, however, Motorola may, at its option, install such equipment at its expense on portions of the Property reasonably selected by SCI.

24. OPTION TO LEASE SUBSURFACE RIGHTS

      24.1. OPTION TO LEASE SUBSURFACE RIGHTS  Motorola hereby grants to SCI ten
(10) options (the "Option to Lease Subsurface Rights") to lease any or all of the Subsurface Rights relating to the Main Parcel (the "Lease Option Property") at any time after the Commencement Date for a period of eighty-nine (89) years (the "Lease Option Period") which Lease Option Period shall expire on the 89th anniversary of the Commencement Date even if the other provisions of this Agreement are terminated earlier for any reason; provided, however, at the termination of the Lease Option Period, the Purchase Option shall automatically renew for a period eighty-nine (89) years (the "Extended Lease Option Period"). Such Option to Lease Subsurface Rights may be exercised on multiple occasions, each with respect to various portions of such Subsurface Rights, as SCI may elect from time to time; provided, however, after any exercise of the Option to Lease Subsurface Rights by SCI, any subsequent exercise of the Option to Lease Subsurface Rights by SCI may be exercised not less than 2 years from the previous exercise of the Option to Lease Subsurface Rights.. Upon any exercise of the Option to Lease Subsurface Rights, SCI shall designate which Subsurface Rights SCI shall lease in connection with such exercise by means of a legal or otherwise satisfactory description (which may or may not include a metes and bounds description) specifying the location of such Subsurface Rights and depth restrictions, if any, included in such Subsurface Rights. Exercise may only be made by SCI or its successors or assigns strictly in accordance with the terms and conditions herein, and the rent payable under such lease (the "Lease Option Rent") shall be in accordance with Section 24.2. Upon such execution, such lease shall be for a term of ninety-nine (99) years and shall be subject to and substantially equivalent to all of the covenants, obligations and conditions of this Agreement. SCI may at its election require Motorola to execute a recordable memorandum of lease. Each provision contained in this Option to Lease Subsurface Rights which is subject to the laws or rules sometimes referred to as the rule against perpetuities or the rule prohibiting unreasonably restraints on alienation shall continue and remain in full force and effect for the period of twenty-one (21) years following the death of the last survivor of the members of the Senate and Assembly (Arizona House of Representatives) of the State of Arizona in office on the date of this Agreement and the now living children of said persons. To the extent any street or alley is abandoned so that fee title to all or a portion of such street or alley reverts to the "owner" under applicable law, each Owner agrees that such land shall be split between the Owners into Surface Rights and Subsurface Rights as provided in this Agreement for the Main Parcel, subject to the Purchase Option and the Option to Lease Subsurface Rights granted pursuant to this Agreement. SCI may cause Motorola, for the purposes of dedications or condemnation actions, to directly convey the Lease Option Property or any part thereof to a municipality, utility company or other condemning authority for ten dollars ($10) per dedication or conveyance, which shall be the exclusive consideration to be paid to Motorola for such property; provided, however, to the extent that (i) any fee dedication is required because of a proposed Capital Improvement by SCI and (ii) such fee dedication of the Subsurface Rights would materially and adversely impact the Motorola Cleanup Operations or operation of the Radio Tower, Motorola shall not be obliged to convey such fee dedication.

      24.2. LEASE OPTION RENT The Lease Option Rent shall be Ten Dollars ($10.00) per annum.

      24.3. EXERCISE OF OPTION SCI agrees that it shall not exercise the Option to Lease Subsurface Rights at any time within the first five (5) years from the Commencement Date; provided, however, SCI may exercise the Purchase Option after such five (5) year period at any time during the Lease Option Period or the Extended Lease Option Period; provided, further, SCI may exercise the Option to Lease Subsurface Rights if, for any reason, SCI may not utilize any of its rights pursuant to any easement granted or to be granted in this Agreement. Each time SCI exercises its Option to Lease Subsurface Rights, SCI shall deliver to Motorola its written notice of exercise of such option.

      24.4. PLEDGING OF THE OPTION TO LEASE SUBSURFACE RIGHTS SCI shall have the right to pledge or hypothecate its interest in the Option to Lease Subsurface Rights.

            IN WITNESS WHEREOF, Motorola and SCI have executed this Agreement as of the day and year first above written.

                                        MOTOROLA, INC., a Delaware corporation

                                        By: /s/ Carl F. Koenemann
                                            ------------------------------------

                                        Name: Carl F. Koenemann
                                              ----------------------------------

                                        Title: Executive Vice-President and
                                               Chief Financial Officer
                                               ---------------------------------


                                        SEMICONDUCTOR COMPONENTS
                                        INDUSTRIES, LLC, a Delaware limited
                                        liability company

                                        By: /s/ Theodore W. Schaffner
                                            ------------------------------------

                                        Name: Theodore W. Schaffner
                                              ----------------------------------

                                        Title: Vice-President
                                               ---------------------------------

STATE OF Illinois )
                  )ss.:
COUNTY OF Cook    )

            On the 31st day of July, 1999, before me personally came Carl F. Koenemann, to me known, who, being by me duly sworn, did depose and say that s/he resides at __________________________________________________; that he is the Executive VP and Chief Financial Officer of the MOTOROLA, INC., the corporation described in and which executed the foregoing instrument; that s/he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the board of directors of said corporation, and that he signed his name thereto by like order.


                                        /s/ Colleen Roe-Valleau
                                        ----------------------------------------
                                            Notary Public

                                        ----------------------------------------
                                                    OFFICIAL SEAL
                                                 COLLEEN ROE-VALLEAU
                                           NOTARY PUBLIC, STATE OF ILLINOIS
                                            MY COMMISSION EXPIRES: 10/02/02
                                        ----------------------------------------

STATE OF Illinois )
                  )ss.:
COUNTY OF Cook    )

            On the 31st day of July, 1999, before me personally came Theodore W. Schaffner, to me known, who, being by me duly sworn, did depose and say that s/he resides at __________________________________________________; that s/he is the President of SEMICONDUCTOR COMPONENTS INDUSTRIES, LLC, the limited liability company described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the board of directors of said corporation, and that he signed his name thereto by like order.


                                        /s/ Colleen Roe-Valleau
                                        ----------------------------------------
                                            Notary Public

                                        ----------------------------------------
                                                    OFFICIAL SEAL
                                                 COLLEEN ROE-VALLEAU
                                           NOTARY PUBLIC, STATE OF ILLINOIS
                                            MY COMMISSION EXPIRES: 10/02/02
                                        ----------------------------------------

                                   SCHEDULE 1

                                 SCI BUILDINGS

                 DETAILED DESCRIPTION OF BUILDINGS AND FIXTURES

The Buildings shall consist of those buildings located upon those portions of the Main Parcel legally described on Schedule 1-A:

      (a) the buildings legally described on Schedule 1-A are commonly known as:

            Building A     Building BA     Building W     Building AG
            Building B     Building BB     Building R
            Building C     Building BC     Building V2
            Building D     Building Z      Building A-D
            Building E     Building P      Building A-E
            Building H     Building U      Building A-A

            and all buildings, structures, and other improvements now or hereafter constructed, erected, installed, placed or situated upon or underlying the Surface Rights;

      (b) all fixtures of every kind, nature or description attached or affixed to or situated upon or within the Surface Rights or Buildings, including, but not limited to, systems, facilities, utilities, machinery, equipment and conduits to provide fire protection, security, heat, exhaust, ventilation, air conditioning, electric power, light, plumbing, refrigeration, gas, sewer and water which are ancillary to or comprising a component of or otherwise providing services to such Buildings.

                                  SCHEDULE 1-A

                      LEGAL DESCRIPTIONS OF THE BUILDINGS

                    [LETTERHEAD OF DEI PROFESSIONAL SERVICES]

[SEAL]                                                             JULY 30, 1999
                                                                      DEI #99135

                                    MOTOROLA
                              52ND STREET FACILITY
                                   BUILDING A

THAT PORTION OF THE WEST HALF OF SECTION 5, TOWNSHIP 1 NORTH, RANGE 4 EAST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, MARICOPA COUNTY, ARIZONA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTH QUARTER CORNER OF SAID SECTION 5, FROM WHICH THE NORTHWEST CORNER OF SAID SECTION 5 BEARS NORTH 89(degrees)59'28" WEST, A DISTANCE OF 2662.22 FEET;

THENCE SOUTH 00(degrees)19'00" EAST, ALONG THE MIDSECTION LINE OF SAID
SECTION 5, AND THE MONUMENT LINE OF 52ND STREET, A DISTANCE OF 119.70 FEET;

THENCE SOUTH 89(degrees)41'00" WEST LEAVING SAID MIDSECTION LINE, A DISTANCE OF
785.19 FEET TO THE POINT OF BEGINNING OF THE PARCEL HEREIN DESCRIBED;

THENCE SOUTH 00(degrees)03'25" EAST, A DISTANCE OF 260.30 FEET;

THENCE NORTH 89(degrees)56'05" WEST, A DISTANCE OF 283.07 FEET;

THENCE NORTH 00(degrees)03'55" EAST, A DISTANCE OF 242.04 FEET;

THENCE SOUTH 89(degrees)53'46" EAST, A DISTANCE OF 120.22 FEET;

THENCE NORTH 00(degrees)12'43" EAST, A DISTANCE OF 18.18 FEET;

THENCE SOUTH 89(degrees)59'36" EAST, A DISTANCE OF 162.25 FEET TO THE POINT OF BEGINNING OF THE PARCEL HEREIN DESCRIBED.

SAID PARCEL CONTAINS 71,398 SQUARE FEET OR 1.64 ACRES.

                    [LETTERHEAD OF DEI PROFESSIONAL SERVICES]

[SEAL]                                                             JULY 30, 1999
                                                                      DEI #99135

                                    MOTOROLA
                              52ND STREET FACILITY
                                  BUILDING A-A

THAT PORTION OF THE WEST HALF OF SECTION 5, TOWNSHIP 1 NORTH, RANGE 4 EAST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, MARICOPA COUNTY, ARIZONA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE CENTER OF SAID SECTION 5, FROM WHICH THE NORTH QUARTER CORNER OF SAID SECTION 5 BEARS NORTH 00(degrees)19'00" WEST, A DISTANCE OF 2637.56 FEET;

THENCE SOUTH 00(degrees)20'12" EAST, ALONG THE MIDSECTION LINE OF SAID
SECTION 5, AND THE MONUMENT LINE OF 52ND STREET, A DISTANCE OF 115.26 FEET;


THENCE SOUTH 89(degrees)39'48" WEST, LEAVING SAID MIDSECTION LINE, A DISTANCE OF
896.26 FEET TO THE POINT OF BEGINNING OF THE PARCEL HEREIN DESCRIBED;

THENCE SOUTH 89(degrees)39'15" WEST, A DISTANCE OF 330.62 FEET;

THENCE NORTH 00(degrees)20'45" WEST, A DISTANCE 243.40 FEET;

THENCE NORTH 89(degrees)39'15" EAST, A DISTANCE OF 331.17 FEET;

THENCE SOUTH 00(degrees)12'57" EAST, A DISTANCE OF 243.40 FEET TO THE POINT OF BEGINNING OF THE PARCEL HEREIN DESCRIBED.

SAID PARCEL CONTAINS 80,541 SQUARE FEET OR 1.85 ACRES.

                    [LETTERHEAD OF DEI PROFESSIONAL SERVICES]

[SEAL]                                                             JULY 30, 1999
                                                                      DEI #99135

                                    MOTOROLA
                              52ND STREET FACILITY
                                  BUILDING A-D

THAT PORTION OF THE WEST HALF OF SECTION 5, TOWNSHIP 1 NORTH, RANGE 4 EAST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, MARICOPA COUNTY, ARIZONA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE CENTER OF SAID SECTION 5, FROM WHICH THE NORTH WEST CORNER OF SAID SECTION 5 BEARS NORTH 89(degrees)59'28" WEST, A DISTANCE OF 2662.22 FEET;

THENCE SOUTH 00(degrees)19'00" EAST, ALONG THE MIDSECTION LINE OF SAID
SECTION 5, AND THE MONUMENT LINE OF 52ND STREET, A DISTANCE OF 2104.92 FEET;

THENCE SOUTH 89(degrees)41'00" WEST, LEAVING SAID MIDSECTION LINE, A DISTANCE OF
885.32 FEET TO THE POINT OF BEGINNING OF THE PARCEL HEREIN DESCRIBED;

THENCE SOUTH 00(degrees)04'10" WEST, A DISTANCE OF 59.25 FEET;

THENCE SOUTH 89(degrees)55'50" EAST, A DISTANCE 20.41 FEET;

THENCE SOUTH 00(degrees)04'10" WEST, A DISTANCE OF 98.88 FEET;

THENCE NORTH 89(degrees)55'50" WEST, A DISTANCE OF 19.42 FEET;

THENCE SOUTH 00(degrees)04'10" WEST, A DISTANCE OF 73.21 FEET;

THENCE NORTH 89(degrees)55'50" WEST, A DISTANCE OF 139.95 FEET;

THENCE SOUTH 00(degrees)59'34" EAST, A DISTANCE OF 48.99 FEET;

THENCE NORTH 89(degrees)55'50" WEST, A DISTANCE OF 202.74 FEET;

THENCE NORTH 00(degrees)04'10" EAST, A DISTANCE OF 120.63 FEET;

THENCE SOUTH 89(degrees)55'50" EAST, A DISTANCE OF 200.89 FEET;

THENCE NORTH 00(degrees)04'10" EAST, A DISTANCE OF 79.47 FEET;

THENCE NORTH 89(degrees)55'50" WEST, A DISTANCE OF 119.67 FEET;

THENCE NORTH 00(degrees)04'10" EAST, A DISTANCE OF 81.23 FEET;

THENCE SOUTH 89(degrees)55'50" EAST, A DISTANCE OF 259.67 FEET TO THE POINT OF BEGINNING OF THE PARCEL HEREIN DESCRIBED.

SAID PARCEL CONTAINS 68,654 SQUARE FEET OR 1.58 ACRES.

                                                                          [SEAL]

                    [LETTERHEAD OF DEI PROFESSIONAL SERVICES]

[SEAL]                                                             JULY 30, 1999
                                                                      DEI #99135

                                    MOTOROLA
                              52ND STREET FACILITY
                                  BUILDING A-E

THAT PORTION OF THE WEST HALF OF SECTION 5, TOWNSHIP 1 NORTH, RANGE 4 EAST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, MARICOPA COUNTY, ARIZONA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTH QUARTER CORNER OF SAID SECTION 5, FROM WHICH THE NORTHWEST CORNER OF SAID SECTION 5 BEARS NORTH 89(degrees)59'28" WEST, A DISTANCE OF 2662.22 FEET;

THENCE SOUTH 00(degrees)19'00" EAST, ALONG THE MIDSECTION LINE OF SAID
SECTION 5, AND THE MONUMENT LINE OF 52ND STREET, A DISTANCE OF 2222.57 FEET;

THENCE SOUTH 89(degrees)41'00" WEST LEAVING SAID MIDSECTION LINE, A DISTANCE OF
486.36 FEET TO THE POINT OF BEGINNING OF THE PARCEL HEREIN DESCRIBED;

THENCE SOUTH 00(degrees)28'35" EAST, A DISTANCE OF 475.16 FEET;

THENCE SOUTH 89(degrees)38'22" WEST, A DISTANCE 234.62 FEET;

THENCE NORTH 00(degrees)28'35" WEST, A DISTANCE OF 474.68 FEET;

THENCE NORTH 89(degrees)31'25" EAST, A DISTANCE OF 234.61 FEET TO THE POINT OF BEGINNING OF THE PARCEL HEREIN DESCRIBED.

SAID PARCEL CONTAINS 111,423 SQUARE FEET OR 2.56 ACRES.

                    [LETTERHEAD OF DEI PROFESSIONAL SERVICES]

[SEAL]                                                             JULY 30, 1999
                                                                      DEI #99135

                                    MOTOROLA
                              52ND STREET FACILITY
                                  BUILDING A-G

THAT PORTION OF THE WEST HALF OF SECTION 5, TOWNSHIP 1 NORTH, RANGE 4 EAST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, MARICOPA COUNTY, ARIZONA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTH QUARTER CORNER OF SAID SECTION 5, FROM WHICH THE NORTH QUARTER CORNER OF SAID SECTION 5 BEARS NORTH 00(degrees)19'00" WEST, A DISTANCE OF 2637.56 FEET;

THENCE SOUTH 00(degrees)20'12" EAST, ALONG THE MIDSECTION LINE OF SAID
SECTION 5, AND THE MONUMENT LINE OF 52ND STREET, A DISTANCE OF 256.42 FEET;

THENCE SOUTH 89(degrees)39'48" WEST LEAVING SAID MIDSECTION LINE, A DISTANCE OF
502.10 FEET TO THE POINT OF BEGINNING OF THE PARCEL HEREIN DESCRIBED;

THENCE SOUTH 00(degrees)04'11" WEST, A DISTANCE OF 54.98 FEET;

THENCE NORTH 89(degrees)55'49" WEST, A DISTANCE 88.74 FEET;

THENCE NORTH 00(degrees)04'11" EAST, A DISTANCE OF 54.98 FEET;

THENCE SOUTH 89(degrees)55'49" EAST, A DISTANCE OF 88.74 FEET TO THE POINT OF BEGINNING OF THE PARCEL HEREIN DESCRIBED.

SAID PARCEL CONTAINS 4,879 SQUARE FEET OR 0.11 ACRES.

                    [LETTERHEAD OF DEI PROFESSIONAL SERVICES]

[SEAL]                                                             JULY 30, 1999
                                                                      DEI #99135

                                    MOTOROLA
                              52ND STREET FACILITY
                                   BUILDING B

THAT PORTION OF THE WEST HALF OF SECTION 5, TOWNSHIP 1 NORTH, RANGE 4 EAST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, MARICOPA COUNTY, ARIZONA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTH QUARTER CORNER OF SAID SECTION 5, FROM WHICH THE NORTHWEST CORNER OF SAID SECTION 5 BEARS NORTH 89(degrees)59'28" WEST, A DISTANCE OF 2662.22 FEET;

THENCE SOUTH 00(degrees)19'00" EAST, ALONG THE MIDSECTION LINE OF SAID
SECTION 5, AND THE MONUMENT LINE OF 52ND STREET, A DISTANCE OF 136.08 FEET;

THENCE SOUTH 89(degrees)41'00" WEST LEAVING SAID MIDSECTION LINE, A DISTANCE OF 1067.83 FEET TO THE POINT OF BEGINNING OF THE PARCEL HEREIN DESCRIBED;

THENCE SOUTH 00(degrees)03'55" WEST, A DISTANCE OF 242.04 FEET;

THENCE NORTH 89(degrees)56'05" WEST, A DISTANCE 181.76 FEET;

THENCE NORTH 00(degrees)03'28" WEST, A DISTANCE OF 241.31 FEET;

THENCE NORTH 89(degrees)50'09" EAST, A DISTANCE OF 182.28 FEET TO THE POINT OF BEGINNING OF THE PARCEL HEREIN DESCRIBED.

SAID PARCEL CONTAINS 43,989 SQUARE FEET OR 1.01 ACRES.

                    [LETTERHEAD OF DEI PROFESSIONAL SERVICES]

[SEAL]                                                             JULY 30, 1999
                                                                      DEI #99135

                                    MOTOROLA
                              52ND STREET FACILITY
                                   BUILDING BA

THAT PORTION OF THE WEST HALF OF SECTION 5, TOWNSHIP 1 NORTH, RANGE 4 EAST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, MARICOPA COUNTY, ARIZONA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTH QUARTER CORNER OF SAID SECTION 5, FROM WHICH THE NORTHWEST CORNER OF SAID SECTION 5 BEARS NORTH 89(degrees)59'28" WEST, A DISTANCE OF 2662.22 FEET;

THENCE SOUTH 00(degrees)19'00" EAST, ALONG THE MIDSECTION LINE OF SAID
SECTION 5, AND THE MONUMENT LINE OF 52ND STREET, A DISTANCE OF 494.28 FEET;

THENCE SOUTH 89(degrees)41'00" WEST LEAVING SAID MIDSECTION LINE, A DISTANCE OF
592.11 FEET TO THE POINT OF BEGINNING OF THE PARCEL HEREIN DESCRIBED;

THENCE SOUTH 00(degrees)22'37" WEST, A DISTANCE OF 81.02 FEET;

THENCE NORTH 89(degrees)26'49" WEST, A DISTANCE 41.10 FEET;

THENCE NORTH 00(degrees)22'37" EAST, A DISTANCE OF 80.89 FEET;

THENCE SOUTH 89(degrees)37'23" EAST, A DISTANCE OF 41.10 FEET TO THE POINT OF BEGINNING OF THE PARCEL HEREIN DESCRIBED.

SAID PARCEL CONTAINS 3,328 SQUARE FEET OR 0.08 ACRES.

                    [LETTERHEAD OF DEI PROFESSIONAL SERVICES]

[SEAL]                                                             JULY 30, 1999
                                                                      DEI #99135

                                    MOTOROLA
                              52ND STREET FACILITY
                                   BUILDING BB

THAT PORTION OF THE WEST HALF OF SECTION 5, TOWNSHIP 1 NORTH, RANGE 4 EAST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, MARICOPA COUNTY, ARIZONA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTH QUARTER CORNER OF SAID SECTION 5, FROM WHICH THE NORTHWEST CORNER OF SAID SECTION 5 BEARS NORTH 89(degrees)59'28" WEST, A DISTANCE OF 2662.22 FEET;

THENCE SOUTH 00(degrees)19'00" EAST, ALONG THE MIDSECTION LINE OF SAID
SECTION 5, AND THE MONUMENT LINE OF 52ND STREET, A DISTANCE OF 621.38 FEET;

THENCE SOUTH 89(degrees)41'00" WEST LEAVING SAID MIDSECTION LINE, A DISTANCE OF
593.65 FEET TO THE POINT OF BEGINNING OF THE PARCEL HEREIN DESCRIBED;

THENCE NORTH 89(degrees)37'23" WEST, A DISTANCE OF 36.56 FEET;

THENCE NORTH 00(degrees)22'37" WEST, A DISTANCE 46.09 FEET;

THENCE SOUTH 89(degrees)37'23" EAST, A DISTANCE OF 36.56 FEET;

THENCE SOUTH 00(degrees)22'37" WEST, A DISTANCE OF 46.09 FEET TO THE POINT OF BEGINNING OF THE PARCEL HEREIN DESCRIBED.

SAID PARCEL CONTAINS 1,685 SQUARE FEET OR 0.04 ACRES.

                    [LETTERHEAD OF DEI PROFESSIONAL SERVICES]

[SEAL]                                                             JULY 30, 1999
                                                                      DEI #99135

                                    MOTOROLA
                              52ND STREET FACILITY
                                   BUILDING BC

THAT PORTION OF THE WEST HALF OF SECTION 5, TOWNSHIP 1 NORTH, RANGE 4 EAST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, MARICOPA COUNTY, ARIZONA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTH QUARTER CORNER OF SAID SECTION 5, FROM WHICH THE NORTHWEST CORNER OF SAID SECTION 5 BEARS NORTH 89(degrees)59'28" WEST, A DISTANCE OF 2662.22 FEET;

THENCE SOUTH 00(degrees)19'00" EAST, ALONG THE MIDSECTION LINE OF SAID
SECTION 5, AND THE MONUMENT LINE OF 52ND STREET, A DISTANCE OF 671.37 FEET;

THENCE SOUTH 89(degrees)41'00" WEST LEAVING SAID MIDSECTION LINE, A DISTANCE OF 1,032.53 FEET TO THE POINT OF BEGINNING OF THE PARCEL HEREIN DESCRIBED;

THENCE SOUTH 00(degrees)20'48" WEST, A DISTANCE OF 63.54 FEET;

THENCE NORTH 89(degrees)05'42" WEST, A DISTANCE 16.57 FEET;

THENCE NORTH 00(degrees)00'17" EAST, A DISTANCE OF 63.35 FEET;

THENCE SOUTH 89(degrees)46'48" EAST, A DISTANCE OF 16.94 FEET TO THE POINT OF BEGINNING OF THE PARCEL HEREIN DESCRIBED.

SAID PARCEL CONTAINS 1,063 SQUARE FEET OR 0.02 ACRES.

                    [LETTERHEAD OF DEI PROFESSIONAL SERVICES]

[SEAL]                                                             JULY 30, 1999
                                                                      DEI #99135

                                    MOTOROLA
                              52ND STREET FACILITY
                                   BUILDING C

THAT PORTION OF THE WEST HALF OF SECTION 5, TOWNSHIP 1 NORTH, RANGE 4 EAST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, MARICOPA COUNTY, ARIZONA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTH QUARTER CORNER OF SAID SECTION 5, FROM WHICH THE NORTHWEST CORNER OF SAID SECTION 5 BEARS NORTH 89(degrees)59'28" WEST, A DISTANCE OF 2662.22 FEET;

THENCE SOUTH 00(degrees)19'00" EAST, ALONG THE MIDSECTION LINE OF SAID
SECTION 5, AND THE MONUMENT LINE OF 52ND STREET, A DISTANCE OF 314.23 FEET;

THENCE SOUTH 89(degrees)41'00" WEST LEAVING SAID MIDSECTION LINE, A DISTANCE OF
704.42 FEET TO THE POINT OF BEGINNING OF THE PARCEL HEREIN DESCRIBED;

THENCE SOUTH 00(degrees)01'24" EAST, A DISTANCE OF 106.37 FEET;

THENCE NORTH 89(degrees)35'36" WEST, A DISTANCE 81.60 FEET;

THENCE NORTH 00(degrees)03'25" WEST, A DISTANCE OF 105.90 FEET;

THENCE SOUTH 89(degrees)55'43" EAST, A DISTANCE OF 81.66 FEET TO THE POINT OF BEGINNING OF THE PARCEL HEREIN DESCRIBED.

SAID PARCEL CONTAINS 8,663 SQUARE FEET OR 0.20 ACRES.

                    [LETTERHEAD OF DEI PROFESSIONAL SERVICES]

[SEAL]                                                             JULY 30, 1999
                                                                      DEI #99135

                                    MOTOROLA
                              52ND STREET FACILITY
                                   BUILDING D
                               LEGAL DESCRIPTION

THAT PORTION OF THE WEST HALF OF SECTION 5, TOWNSHIP 1 NORTH, RANGE 4 EAST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, MARICOPA COUNTY, ARIZONA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTH QUARTER CORNER OF SAID SECTION 5, FROM WHICH THE NORTHWEST CORNER OF SAID SECTION 5 BEARS NORTH 89(degrees)59'28" WEST, A DISTANCE OF 2662.22 FEET;

THENCE SOUTH 00(degrees)19'00" EAST, ALONG THE MIDSECTION LINE OF SAID
SECTION 5, AND THE MONUMENT LINE OF 52ND STREET, A DISTANCE OF 379.99 FEET;

THENCE SOUTH 89(degrees)41'00" WEST LEAVING SAID MIDSECTION LINE, A DISTANCE OF
786.37 FEET TO THE POINT OF BEGINNING OF THE PARCEL HEREIN DESCRIBED;

THENCE SOUTH 00(degrees)03'25" EAST, A DISTANCE OF 240.03 FEET;

THENCE NORTH 89(degrees)53'48" WEST, A DISTANCE 41.00 FEET;

THENCE SOUTH 00(degrees)11'25" WEST, A DISTANCE OF 82.15 FEET;

THENCE SOUTH 89(degrees)33'52" EAST, A DISTANCE OF 40.52 FEET;

THENCE SOUTH 00(degrees)14'01" WEST, A DISTANCE OF 36.13 FEET;

THENCE NORTH 89(degrees)40'28" WEST, A DISTANCE OF 39.58 FEET;

THENCE SOUTH 01(degrees)32'04" WEST, A DISTANCE OF 3.64 FEET;

THENCE NORTH 89(degrees)30'44" EAST, A DISTANCE OF 31.23 FEET;

THENCE NORTH 00(degrees)08'57" EAST, A DISTANCE OF 43.47 FEET;

THENCE SOUTH 89(degrees)50'52" WEST, A DISTANCE OF 9.79 FEET;

THENCE NORTH 00(degrees)01'33" EAST, A DISTANCE OF 31.13 FEET;

THENCE NORTH 89(degrees)56'43" WEST, A DISTANCE OF 88.21 FEET;

THENCE NORTH 00(degrees)05'50" EAST, A DISTANCE OF 9.51 FEET;

THENCE SOUTH 89(degrees)49'58" WEST, A DISTANCE OF 11.94 FEET;

THENCE NORTH 00(degrees)19'14" WEST, A DISTANCE OF 38.25 FEET;

THENCE SOUTH 89(degrees)48'15" WEST, A DISTANCE OF 140.81 FEET;

THENCE NORTH 00(degrees)01'11" WEST, A DISTANCE OF 240.15 FEET;

THENCE SOUTH 89(degrees)56'05" EAST, A DISTANCE OF 322.48 FEET TO THE POINT OF BEGINNING OF THE PARCEL HEREIN DESCRIBED.

SAID PARCEL CONTAINS 87,962 SQUARE FEET OR 2.02 ACRES.

                                                                          [SEAL]

                    [LETTERHEAD OF DEI PROFESSIONAL SERVICES]

[SEAL]                                                             JULY 30, 1999
                                                                      DEI #99135

                                    MOTOROLA
                              52ND STREET FACILITY
                                   BUILDING E
                               LEGAL DESCRIPTION

THAT PORTION OF THE WEST HALF OF SECTION 5, TOWNSHIP 1 NORTH, RANGE 4 EAST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, MARICOPA COUNTY, ARIZONA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTH QUARTER CORNER OF SAID SECTION 5, FROM WHICH THE NORTHWEST CORNER OF SAID SECTION 5 BEARS NORTH 89(degrees)59'28" WEST, A DISTANCE OF 2662.22 FEET;

THENCE SOUTH 00(degrees)19'00" EAST, ALONG THE MIDSECTION LINE OF SAID
SECTION 5 AND THE MONUMENT LINE OF 52ND STREET, A DISTANCE OF 599.73 FEET;

THENCE SOUTH 89(degrees)41'00" WEST LEAVING SAID MIDSECTION LINE, A DISTANCE OF 1110.00 FEET TO THE POINT OF BEGINNING OF THE PARCEL HEREIN DESCRIBED;

THENCE SOUTH 89(degrees)58'49" WEST, A DISTANCE OF 151.58 FEET;

THENCE NORTH 00(degrees)00'25" WEST, A DISTANCE 116.39 FEET;

THENCE SOUTH 88(degrees)37'56" WEST, A DISTANCE OF 6.95 FEET;

THENCE NORTH 00(degrees)02'18" EAST, A DISTANCE OF 105.72 FEET;

THENCE SOUTH 89(degrees)59'52" EAST, A DISTANCE OF 158.39 FEET;

THENCE SOUTH 00(degrees)01'11" EAST, A DISTANCE OF 221.89 FEET TO THE POINT OF BEGINNING OF THE PARCEL HEREIN DESCRIBED.

SAID PARCEL CONTAINS 34,361 SQUARE FEET OR 0.79 ACRES.

                    [LETTERHEAD OF DEI PROFESSIONAL SERVICES]

[SEAL]                                                             JULY 30, 1999
                                                                      DEI #99135

                                    MOTOROLA
                              52ND STREET FACILITY
                                   BUILDING H
                               LEGAL DESCRIPTION

THAT PORTION OF THE WEST HALF OF SECTION 5, TOWNSHIP 1 NORTH, RANGE 4 EAST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, MARICOPA COUNTY, ARIZONA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTH QUARTER CORNER OF SAID SECTION 5, FROM WHICH THE NORTHWEST CORNER OF SAID SECTION 5 BEARS NORTH 89(degrees)59'28" WEST, A DISTANCE OF 2662.22 FEET;

THENCE SOUTH 00(degrees)19'00" EAST, ALONG THE MIDSECTION LINE OF SAID
SECTION 5, AND THE MONUMENT LINE OF 52ND STREET, A DISTANCE OF 486.99 FEET;

THENCE SOUTH 89(degrees)41'00" WEST LEAVING SAID MIDSECTION LINE, A DISTANCE OF
652.84 FEET TO THE POINT OF BEGINNING OF THE PARCEL HEREIN DESCRIBED;

THENCE SOUTH 00(degrees)13'14" EAST, A DISTANCE OF 78.00 FEET;

THENCE SOUTH 89(degrees)46'46" WEST, A DISTANCE 33.24 FEET;

THENCE NORTH 00(degrees)13'14" WEST, A DISTANCE OF 18.00 FEET;

THENCE SOUTH 89(degrees)46'56" WEST, A DISTANCE OF 52.72 FEET;

THENCE NORTH 00(degrees)12'58" WEST, A DISTANCE OF 60.00 FEET;

THENCE NORTH 89(degrees)46'52" WEST, A DISTANCE OF 85.95 FEET TO THE POINT OF BEGINNING OF THE PARCEL HEREIN DESCRIBED.

SAID PARCEL CONTAINS 5,756 SQUARE FEET OR 0.13 ACRES.

                    [LETTERHEAD OF DEI PROFESSIONAL SERVICES]

[SEAL]                                                             JULY 30, 1999
                                                                      DEI #99135

                                    MOTOROLA
                              52ND STREET FACILITY
                                   BUILDING P
                               LEGAL DESCRIPTION

THAT PORTION OF THE WEST HALF OF SECTION 5, TOWNSHIP 1 NORTH, RANGE 4 EAST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, MARICOPA COUNTY, ARIZONA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTH QUARTER CORNER OF SAID SECTION 5, FROM WHICH THE NORTHWEST CORNER OF SAID SECTION 5 BEARS NORTH 89(degrees)59'28" WEST, A DISTANCE OF 2662.22 FEET;

THENCE SOUTH 00(degrees)19'00" EAST, ALONG THE MIDSECTION LINE OF SAID
SECTION 5, AND THE MONUMENT LINE OF 52ND STREET, A DISTANCE OF 1252.31 FEET;

THENCE SOUTH 89(degrees)41'00" WEST LEAVING SAID MIDSECTION LINE, A DISTANCE OF
652.60 FEET TO THE POINT OF BEGINNING OF THE PARCEL HEREIN DESCRIBED;

THENCE NORTH 89(degrees)49'41" WEST, A DISTANCE OF 620.46 FEET;

THENCE NORTH 00(degrees)07'04" WEST, A DISTANCE 354.89 FEET;

THENCE NORTH 89(degrees)52'56" EAST, A DISTANCE OF 161.99 FEET;

THENCE NORTH 00(degrees)07'04" WEST, A DISTANCE OF 24.35 FEET;

THENCE NORTH 89(degrees)52'56" EAST, A DISTANCE OF 22.55 FEET;

THENCE SOUTH 00(degrees)07'04" EAST, A DISTANCE OF 43.72;

THENCE NORTH 89(degrees)52'56" EAST, A DISTANCE OF 22.93 FEET;

THENCE NORTH 00(degrees)07'04" WEST, A DISTANCE OF 18.46 FEET;

THENCE NORTH 89(degrees)52'56" EAST, A DISTANCE OF 15.14 FEET;

THENCE NORTH 00(degrees)06'44" WEST, A DISTANCE OF 41.60 FEET;

THENCE NORTH 21(degrees)30'15" WEST, A DISTANCE OF 8.07 FEET;

THENCE NORTH 67(degrees)02'45" EAST, A DISTANCE OF 15.90 FEET;

THENCE SOUTH 17(degrees)08'31" EAST, A DISTANCE OF 14.20 FEET;

THENCE SOUTH 89(degrees)50'43" EAST, A DISTANCE OF 141.64 FEET;

THENCE SOUTH 00(degrees)10'19" WEST, A DISTANCE OF 41.45 FEET;

THENCE SOUTH 89(degrees)49'41" EAST, A DISTANCE OF 32.66 FEET;

THENCE SOUTH 00(degrees)10'19" WEST, A DISTANCE OF 15.37 FEET;

THENCE SOUTH 89(degrees)59'03" EAST, A DISTANCE OF 179.10 FEET;

THENCE SOUTH 00(degrees)10'19" WEST, A DISTANCE OF 272.97 FEET;

THENCE SOUTH 89(degrees)49'41" EAST, A DISTANCE OF 30.58 FEET;

THENCE SOUTH 00(degrees)10'19" WEST, A DISTANCE OF 67.64 FEET TO THE POINT OF BEGINNING OF THE PARCEL HEREIN DESCRIBED.

SAID PARCEL CONTAINS 216,152 SQUARE FEET OR 4.96 ACRES.

                                                                          [SEAL]

                    [LETTERHEAD OF DEI PROFESSIONAL SERVICES]

[SEAL]                                                             JULY 30, 1999
                                                                      DEI #99135

                                    MOTOROLA
                              52ND STREET FACILITY
                                   BUILDING R
                               LEGAL DESCRIPTION

THAT PORTION OF THE WEST HALF OF SECTION 5, TOWNSHIP 1 NORTH, RANGE 4 EAST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, MARICOPA COUNTY, ARIZONA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTH QUARTER CORNER OF SAID SECTION 5, FROM WHICH THE NORTHWEST CORNER OF SAID SECTION 5 BEARS NORTH 89(degrees)59'28" WEST, A DISTANCE OF 2662.22 FEET;

THENCE SOUTH 00(degrees)19'00" EAST, ALONG THE MIDSECTION LINE OF SAID
SECTION 5, AND THE MONUMENT LINE OF 52ND STREET, A DISTANCE OF 1390.66 FEET;

THENCE SOUTH 89(degrees)41'00" WEST LEAVING SAID MIDSECTION LINE, A DISTANCE OF 1197.62 FEET TO THE POINT OF BEGINNING OF THE PARCEL HEREIN DESCRIBED;

THENCE SOUTH 00(degrees)25'37" EAST, A DISTANCE OF 24.34 FEET;

THENCE SOUTH 89(degrees)45'34" WEST, A DISTANCE 23.98 FEET;

THENCE NORTH 00(degrees)37'28" WEST, A DISTANCE OF 24.23 FEET;

THENCE NORTH 89(degrees)29'27" EAST, A DISTANCE OF 24.06 FEET TO THE POINT OF BEGINNING OF THE PARCEL HEREIN DESCRIBED.

SAID PARCEL CONTAINS 583.79 SQUARE FEET OR 0.01 ACRES.

                    [LETTERHEAD OF DEI PROFESSIONAL SERVICES]

[SEAL]                                                             JULY 30, 1999
                                                                      DEI #99135

                                    MOTOROLA
                              52ND STREET FACILITY
                                   BUILDING U
                               LEGAL DESCRIPTION

THAT PORTION OF THE WEST HALF OF SECTION 5, TOWNSHIP 1 NORTH, RANGE 4 EAST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, MARICOPA COUNTY, ARIZONA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTH QUARTER CORNER OF SAID SECTION 5, FROM WHICH THE NORTHWEST CORNER OF SAID SECTION 5 BEARS NORTH 89(degrees)59'28" WEST, A DISTANCE OF 2662.22 FEET;

THENCE SOUTH 00(degrees)19'00" EAST, ALONG THE MIDSECTION LINE OF SAID
SECTION 5, AND THE MONUMENT LINE OF 52ND STREET, A DISTANCE OF 1132.75 FEET;

THENCE SOUTH 89(degrees)41'00" WEST LEAVING SAID MIDSECTION LINE, A DISTANCE OF
70.22 FEET TO THE POINT OF BEGINNING OF THE PARCEL HEREIN DESCRIBED;

THENCE SOUTH 89(degrees)56'20" WEST, A DISTANCE OF 199.93 FEET;

THENCE NORTH 00(degrees)03'40" WEST, A DISTANCE OF 101.87 FEET;

THENCE NORTH 89(degrees)56'20" EAST, A DISTANCE OF 38.60 FEET;

THENCE NORTH 00(degrees)03'40" WEST, A DISTANCE OF 23.48 FEET;

THENCE NORTH 89(degrees)56'20" EAST, A DISTANCE OF 25.71 FEET;

THENCE SOUTH 00(degrees)03'40" EAST, A DISTANCE OF 23.08 FEET;

THENCE NORTH 89(degrees)56'20" EAST, A DISTANCE OF 94.36 FEET;

THENCE NORTH 00(degrees)03'40" WEST, A DISTANCE OF 23.31 FEET;

THENCE NORTH 89(degrees)56'20" EAST, A DISTANCE OF 25.52 FEET;

THENCE SOUTH 00(degrees)03'40" EAST, A DISTANCE OF 23.12 FEET;

THENCE NORTH 89(degrees)56'20" EAST, A DISTANCE OF 15.62 FEET;

THENCE SOUTH 00(degrees)03'40" EAST, A DISTANCE OF 51.28 FEET;

THENCE NORTH 89(degrees)56'20" EAST, A DISTANCE OF 5.84 FEET;

THENCE SOUTH 00(degrees)03'40" EAST, A DISTANCE OF 23.85 FEET;

THENCE NORTH 89(degrees)56'20" WEST, A DISTANCE OF 5.73 FEET;

THENCE SOUTH 00(degrees)03'40" EAST, A DISTANCE OF 27.33 FEET TO THE POINT OF BEGINNING OF THE PARCEL HEREIN DESCRIBED.

SAID PARCEL CONTAINS 21,753 SQUARE FEET OR 0.50 ACRES.

                                                                          [SEAL]

                    [LETTERHEAD OF DEI PROFESSIONAL SERVICES]

[SEAL]                                                             JULY 30, 1999
                                                                      DEI #99135

                                    MOTOROLA
                              52ND STREET FACILITY
                                   BUILDING V2
                               LEGAL DESCRIPTION

THAT PORTION OF THE WEST HALF OF SECTION 5, TOWNSHIP 1 NORTH, RANGE 4 EAST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, MARICOPA COUNTY, ARIZONA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTH QUARTER CORNER OF SAID SECTION 5, FROM WHICH THE NORTHWEST CORNER OF SAID SECTION 5 BEARS NORTH 89(degrees)59'28" WEST, A DISTANCE OF 2662.22 FEET;

THENCE SOUTH 00(degrees)19'00" EAST, ALONG THE MIDSECTION LINE OF SAID
SECTION 5, AND THE MONUMENT LINE OF 52ND STREET, A DISTANCE OF 1440.99 FEET;

THENCE SOUTH 89(degrees)41'00" WEST, LEAVING SAID MIDSECTION LINE, A DISTANCE OF 1116.57 FEET TO THE POINT OF BEGINNING OF THE PARCEL HEREIN DESCRIBED;

THENCE SOUTH 00(degrees)17'10" WEST, A DISTANCE OF 19.40 FEET;

THENCE NORTH 89(degrees)42'50" WEST, A DISTANCE OF 16.92 FEET;

THENCE NORTH 00(degrees)17'08" EAST, A DISTANCE OF 19.40 FEET;

THENCE SOUTH 89(degrees)42'50" EAST, A DISTANCE OF 16.92 FEET TO THE POINT OF BEGINNING OF THE PARCEL HEREIN DESCRIBED.

SAID PARCEL CONTAINS 328 SQUARE FEET OR 0.01 ACRES.

                    [LETTERHEAD OF DEI PROFESSIONAL SERVICES]

[SEAL]                                                             JULY 30, 1999
                                                                      DEI #99135

                                    MOTOROLA
                              52ND STREET FACILITY
                                   BUILDING W
                               LEGAL DESCRIPTION

THAT PORTION OF THE WEST HALF OF SECTION 5, TOWNSHIP 1 NORTH, RANGE 4 EAST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, MARICOPA COUNTY, ARIZONA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTH QUARTER CORNER OF SAID SECTION 5, FROM WHICH THE NORTHWEST CORNER OF SAID SECTION 5 BEARS NORTH 89(degrees)59'28" WEST, A DISTANCE OF 2662.22 FEET;

THENCE SOUTH 00(degrees)19'00" EAST, ALONG THE MIDSECTION LINE OF SAID
SECTION 5 AND THE MONUMENT LINE OF 52ND STREET, A DISTANCE OF 1,318.27 FEET;

THENCE SOUTH 89(degrees)41'00" WEST, LEAVING SAID MIDSECTION LINE, A DISTANCE OF
682.38 FEET TO THE POINT OF BEGINNING OF THE PARCEL HEREIN DESCRIBED;

THENCE SOUTH 00(degrees)01'01" WEST, A DISTANCE OF 161.46 FEET;

THENCE SOUTH 89(degrees)58'39" WEST, A DISTANCE OF 282.97 FEET;

THENCE NORTH 00(degrees)01'58" EAST, A DISTANCE OF 161.59 FEET;

THENCE SOUTH 89(degrees)59'41" EAST, A DISTANCE OF 282.92 FEET TO THE POINT OF BEGINNING OF THE PARCEL HEREIN DESCRIBED.

SAID PARCEL CONTAINS 45,703 SQUARE FEET OR 1.05 ACRES.

                    [LETTERHEAD OF DEI PROFESSIONAL SERVICES]

[SEAL]                                                             JULY 30, 1999
                                                                      DEI #99135

                                    MOTOROLA
                              52ND STREET FACILITY
                                   BUILDING Z
                               LEGAL DESCRIPTION

THAT PORTION OF THE WEST HALF OF SECTION 5, TOWNSHIP 1 NORTH, RANGE 4 EAST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, MARICOPA COUNTY, ARIZONA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTH QUARTER CORNER OF SAID SECTION 5, FROM WHICH THE NORTHWEST CORNER OF SAID SECTION 5 BEARS NORTH 89(degrees)59'28" WEST, A DISTANCE OF 2662.22 FEET;

THENCE SOUTH 00(degrees)19'00" EAST, ALONG THE MIDSECTION LINE OF SAID
SECTION 5, AND THE MONUMENT LINE OF 52ND STREET, A DISTANCE OF 541.52 FEET;

THENCE SOUTH 89(degrees)41'00" WEST LEAVING SAID MIDSECTION LINE, A DISTANCE OF
341.57 FEET TO THE POINT OF BEGINNING OF THE PARCEL HEREIN DESCRIBED;

THENCE SOUTH 89(degrees)42'23" WEST, A DISTANCE OF 72.38 FEET;

THENCE SOUTH 00(degrees)17'37" EAST, A DISTANCE OF 5.03 FEET;

THENCE NORTH 89(degrees)42'23" EAST, A DISTANCE OF 6.50 FEET;

THENCE SOUTH 00(degrees)17'37" EAST, A DISTANCE OF 18.00 FEET;

THENCE SOUTH 89(degrees)42'23" WEST, A DISTANCE OF 23.00 FEET;

THENCE NORTH 00(degrees)17'37" WEST, A DISTANCE OF 18.00 FEET;

THENCE NORTH 89(degrees)42'23" EAST, A DISTANCE OF 6.50 FEET;

THENCE NORTH 00(degrees)17'37" WEST, A DISTANCE OF 5.03 FEET;

THENCE NORTH 86(degrees)44'53" EAST, A DISTANCE OF 63.13 FEET;

THENCE NORTH 00(degrees)17'37" EAST, A DISTANCE OF 153.00 FEET;

THENCE NORTH 89(degrees)42'23" EAST, A DISTANCE OF 72.38 FEET;

THENCE NORTH 00(degrees)17'37" EAST, A DISTANCE OF 5.03 FEET;

THENCE NORTH 89(degrees)42'23" WEST, A DISTANCE OF 6.50 FEET;

THENCE NORTH 00(degrees)17'37" EAST, A DISTANCE OF 18.00 FEET;

THENCE SOUTH 89(degrees)42'23" EAST, A DISTANCE OF 23.00 FEET;

THENCE SOUTH 00(degrees)17'37" WEST, A DISTANCE OF 18.00 FEET;

THENCE NORTH 89(degrees)42'23" WEST, A DISTANCE OF 6.50 FEET;

THENCE SOUTH 00(degrees)17'37" WEST, A DISTANCE OF 5.03 FEET;

THENCE NORTH 89(degrees)42'23" EAST, A DISTANCE OF 72.38 FEET;

THENCE SOUTH 00(degrees)17'38" EAST, A DISTANCE OF 152.90 FEET TO THE POINT OF BEGINNING OF THE PARCEL HEREIN DESCRIBED.

SAID PARCEL CONTAINS 24,600 SQUARE FEET OR 0.56 ACRES.

                                                                          [SEAL]

                                   SCHEDULE 2

                               MOTOROLA BUILDINGS

All of the buildings located on the Credit Union Parcel, the Pilot Treatment Plant Parcel and the Integrated Treatment Facility Parcel.

                                    EXHIBIT A

                               Description of Land

THAT PORTION OF THE WEST HALF OF SECTION 5, TOWNSHIP 1 NORTH, RANGE 4 EAST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, MARICOPA COUNTY, ARIZONA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTH QUARTER CORNER OF SAID SECTION 5, FROM WHICH THE NORTH WEST CORNER OF SAID SECTION 5 BEARS NORTH 89(degrees)59'28" WEST, A DISTANCE OF 2662.22 FEET;

THENCE SOUTH 00(degrees)19'00" EAST, ALONG THE MIDSECTION LINE OF SAID SECTION 5, AND THE MONUMENT LINE OF 52ND STREET, A DISTANCE OF 295.50 FEET;

THENCE SOUTH 89(degrees)59'28" WEST, LEAVING SAID MIDSECTION LINE, A DISTANCE OF
52.00 FEET TO A POINT ON THE WEST RIGHT-OF-WAY LINE OF SAID 52ND STREET, SAID POINT ALSO BEING THE POINT OF BEGINNING OF THE PARCEL HEREIN DESCRIBED;

THENCE SOUTH 89(degrees)59'28" WEST, LEAVING SAID WEST RIGHT-OF-WAY LINE, ALONG THE NORTH LINE OF AN EASEMENT AS SET FORTH ON PLAT FOR MOTOROLA INC., PER BOOK 110 OF MAPS, PAGE 10, RECORDS OF MARICOPA COUNTY, A DISTANCE OF 317.73 FEET;

THENCE SOUTH 00(degrees)22'16" EAST, LEAVING SAID NORTH EASEMENT LINE, A DISTANCE OF 20.00 FEET TO A POINT ON THE SOUTH LINE OF SAID EASEMENT;

THENCE NORTH 89(degrees)59'28" EAST, ALONG SAID SOUTH EASEMENT LINE, A DISTANCE OF 317.71 FEET TO A POINT ON SAID WEST RIGHT-OF-WAY LINE OF 52ND STREET;

THENCE SOUTH 00(degrees)19'00" EAST, ALONG SAID WEST RIGHT-OF-WAY AND ALONG A LINE PARALLEL TO AND 52 FEET WEST OF SAID MONUMENT LINE OF 52ND STREET, A DISTANCE OF 428.12 FEET;

THENCE SOUTH 89(degrees)41'00" WEST, CONTINUING ALONG SAID WEST RIGHT-OF-WAY, A DISTANCE OF 20.00 FEET;

THENCE SOUTH 47(degrees)53'15" EAST, CONTINUING ALONG SAID WEST RIGHT-OF-WAY, A DISTANCE OF 42.25 FEET;

THENCE SOUTH 04(degrees)14'34" WEST, CONTINUING ALONG SAID WEST RIGHT-OF-WAY, A DISTANCE OF 140.67 FEET;

THENCE SOUTH 00(degrees)19'00" EAST, CONTINUING ALONG SAID WEST RIGHT-OF-WAY, AND ALONG A LINE PARALLEL TO AND 52 FEET WEST OF SAID MONUMENT LINE OF 52ND STREET, A DISTANCE OF 401.08 FEET;

THENCE SOUTH 89(degrees)47'20" WEST, CONTINUING ALONG SAID WEST RIGHT-OF-WAY, A DISTANCE OF 9.00 FEET;

THENCE SOUTH 45(degrees)15'50" EAST, CONTINUING ALONG SAID WEST RIGHT-OF-WAY, A DISTANCE OF 29.73 FEET;

THENCE SOUTH 00(degrees)19'00" EAST, CONTINUING ALONG SAID WEST RIGHT-OF-WAY, AND ALONG A LINE PARALLEL TO AND 40 FEET WEST OF SAID MONUMENT LINE OF 52ND STREET, A DISTANCE OF 132.07 FEET;

THENCE SOUTH 04(degrees)15'26" WEST, CONTINUING ALONG SAID WEST RIGHT-OF-WAY, A DISTANCE OF 150.48 FEET;

THENCE SOUTH 00(degrees)19'00" EAST, CONTINUING ALONG SAID WEST RIGHT-OF-WAY, AND ALONG A LINE PARALLEL TO AND 52 FEET WEST OF SAID MONUMENT LINE OF 52ND STREET, A DISTANCE OF 374.08 FEET;

THENCE SOUTH 89(degrees)46'00" WEST, CONTINUING ALONG SAID WEST RIGHT-OF-WAY, A DISTANCE OF 9.00 FEET;

THENCE SOUTH 45(degrees)16'30" EAST, CONTINUING ALONG SAID WEST RIGHT-OF-WAY, A DISTANCE OF 29.72 FEET;

THENCE SOUTH 00(degrees)19'00" EAST, CONTINUING ALONG SAID WEST RIGHT-OF-WAY, AND ALONG A LINE PARALLEL TO AND 40 FEET WEST OF SAID MONUMENT LINE OF 52ND STREET, A DISTANCE OF 364.00 FEET;

THENCE SOUTH 05(degrees)21'03" WEST, CONTINUING ALONG SAID WEST RIGHT-OF-WAY, A DISTANCE OF 121.51 FEET;

THENCE SOUTH 00(degrees)19'00" EAST, CONTINUING ALONG SAID WEST RIGHT-OF-WAY, AND ALONG A LINE PARALLEL TO AND 52 FEET WET OF SAID MONUMENT LINE OF 52ND STREET, A DISTANCE OF 141.29 FEET TO A POINT ON THE SOUTH LINE OF THE NORTH WEST QUARTER OF SAID SECTION 5;

THENCE SOUTH 44(degrees)41'43" WEST, CONTINUING ALONG SAID WEST RIGHT-OF-WAY, A DISTANCE OF 32.51 FEET;

THENCE SOUTH 89(degrees)39'48" WEST, CONTINUING ALONG SAID WEST RIGHT-OF-WAY, A DISTANCE OF 5.00 FEET;

THENCE SOUTH 00(degrees)20'21" EAST, CONTINUING ALONG SAID WEST RIGHT-OF-WAY, A DISTANCE OF 53.00 FEET;

THENCE NORTH 89(degrees)42'57" EAST, CONTINUING ALONG SAID WEST RIGHT-OF-WAY, A DISTANCE OF 28.00 FEET;

THENCE SOUTH 00(degrees)20'12" EAST, CONTINUING ALONG SAID WEST RIGHT-OF-WAY, A DISTANCE OF 17.23 FEET;

THENCE NORTH 89(degrees)39'48" EAST, CONTINUING ALONG SAID WEST RIGHT-OF-WAY, A DISTANCE OF 12.00 FEET;

THENCE SOUTH 00(degrees)20'12" EAST, CONTINUING ALONG SAID WEST RIGHT-OF-WAY, ALONG A LINE PARALLEL TO AND 40 FEET WEST OF SAID MONUMENT LINE OF 52ND STREET, A DISTANCE OF 483.00 FEET;

THENCE SOUTH 44(degrees)01'12" WEST, LEAVING SAID WEST RIGHT-OF-WAY, A DISTANCE OF 28.04 FEET TO A POINT ON THE NORTH RIGHT-OF-WAY OF ROOSEVELT STREET;

THENCE SOUTH 89(degrees)46'21" WEST, ALONG SAID NORTH RIGHT-OF-WAY, A DISTANCE OF 1213.62 FEET;

THENCE NORTH 45(degrees)19'11" WEST, LEAVING SAID NORTH RIGHT-OF-WAY, A DISTANCE OF 15.58 FEET TO A POINT ON THE EAST RIGHT-OF-WAY OF 50TH STREET;

THENCE NORTH 00(degrees)24'42" WEST, ALONG SAID EAST RIGHT-OF-WAY, A DISTANCE OF
584.08 FEET, TO A POINT ON THE SAID SOUTH LINE OF THE NORTHWEST QUARTER OF
SECTION 5;

THENCE NORTH 00(degrees)25'31" EAST, LEAVING SAID SOUTH SECTION LINE AND ALONG SAID EAST RIGHT-OF-WAY, A DISTANCE OF 33.00 FEET TO A POINT ON SAID NORTH LINE OF ROOSEVELT STREET;

THENCE SOUTH 89(degrees)42'57" WEST, ALONG SAID NORTH RIGHT-OF-WAY, A DISTANCE OF 41.00 FEET; THENCE SOUTH 00(degrees)25'31" EAST, CONTINUING ALONG SAID NORTH RIGHT-OF-WAY, A DISTANCE OF 3.00 FEET;

THENCE SOUTH 89(degrees)42'57" WEST, CONTINUING ALONG SAID NORTH RIGHT-OF-WAY, A DISTANCE OF 413.36 FEET TO A POINT ON THE EAST RIGHT-OF-WAY LINE OF 49TH PLACE;

THENCE NORTH 00(degrees)33'56" WEST, ALONG SAID EAST RIGHT-OF-WAY, A DISTANCE OF 1224.55 FEET TO A POINT OF CURVATURE OF A TANGENT CURVE CONCAVE TO THE EAST, HAVING A RADIUS OF 11.93 FEET;

THENCE NORTHEASTERLY, LEAVING SAID EAST RIGHT-OF-WAY, ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 90(degrees)21'16", A DISTANCE OF 18.81 FEET TO A POINT ON THE SOUTH RIGHT-OF-WAY LINE OF CULVER STREET;

THENCE NORTH 89(degrees)47'20" EAST, ALONG SAID SOUTH RIGHT-OF-WAY, A DISTANCE OF 281.43 FEET;

THENCE NORTH 00(degrees)12'40" WEST, LEAVING SAID SOUTH RIGHT-OF-WAY, A DISTANCE OF 30.00 FEET;

THENCE NORTH 89(degrees)47'20" EAST, A DISTANCE OF 130.85 FEET TO A POINT WHICH BEARS NORTH 89(degrees)47'20" EAST, A DISTANCE OF 8.00 FEET FROM THE SOUTHWEST CORNER OF GLO LOT 3 OF SAID SECTION 5;

THENCE NORTH 00(degrees)25'31" WEST, ALONG THE WEST LINE OF PARCEL A AS SET FORTH IN SAID PLAT FOR MOTOROLA, INC., PER BOOK 110, PAGE 10, RECORDS OF MARICOPA COUNTY, ARIZONA, A DISTANCE OF 814.93 FEET;

THENCE NORTH 89(degrees)59'28" EAST, CONTINUING ALONG SAID WEST LINE OF PARCEL A, A DISTANCE OF 26.00 FEET TO A POINT ON THE EAST RIGHT-OF-WAY LINE OF 50TH STREET;

THENCE NORTH 00(degrees)25'31" WEST, CONTINUING ALONG SAID WEST LINE OF PARCEL A AND ALONG SAID EAST RIGHT-OF-WAY LINE, A DISTANCE OF 446.16 FEET;

THENCE NORTH 46(degrees)55'00" EAST, LEAVING SAID WEST LINE OF PARCEL A AND SAID EAST RIGHT-OF-WAY LINE, A DISTANCE OF 50.30 FEET TO A POINT ON THE SOUTH RIGHT-OF-WAY LINE OF McDOWELL ROAD;

THENCE SOUTH 89(degrees)00'14" EAST, ALONG SAID SOUTH RIGHT-OF-WAY, A DISTANCE OF 82.60 FEET;

THENCE SOUTH 00(degrees)59'46" WEST, CONTINUING ALONG SAID SOUTH RIGHT-OF-WAY, A DISTANCE OF 3.00 FEET;

THENCE SOUTH 89(degrees)00'14" EAST, CONTINUING ALONG SAID SOUTH RIGHT-OF-WAY, A DISTANCE OF 31.00 FEET;

THENCE NORTH 00(degrees)59'46" EAST, CONTINUING ALONG SAID SOUTH RIGHT-OF-WAY, A DISTANCE OF 3.00 FEET;

THENCE SOUTH 89(degrees)00'14" EAST, CONTINUING ALONG SAID SOUTH RIGHT-OF-WAY, A DISTANCE OF 314.76 FEET;

THENCE NORTH 89(degrees)59'92" EAST, CONTINUING ALONG SAID SOUTH RIGHT-OF-WAY, AND ALONG A LINE PARALLEL TO AND 60 FEET SOUTH OF THE MONUMENT LINE OF SAID McDOWELL ROAD, A DISTANCE OF 67.93 FEET;

THENCE SOUTH 00(degrees)19'00" EAST, CONTINUING ALONG SAID SOUTH RIGHT-OF-WAY, A DISTANCE OF 8.00 FEET;

THENCE NORTH 89(degrees)59'28" EAST, CONTINUING ALONG SAID SOUTH RIGHT-OF-WAY, A DISTANCE OF 25.00 FEET;

THENCE NORTH 00(degrees)19'00" WEST, CONTINUING ALONG SAID SOUTH RIGHT-OF-WAY, A DISTANCE OF 8.00 FEET;

THENCE NORTH 89(degrees)59'28" EAST, CONTINUING ALONG SAID SOUTH RIGHT-OF-WAY AND ALONG A LINE PARALLEL TO AND 60 FEET SOUTH OF THE MONUMENT LINE OF SAID McDOWELL ROAD, A DISTANCE OF 368.81 FEET;

THENCE SOUTH 00(degrees)22'16" EAST, CONTINUING ALONG SAID SOUTH RIGHT-OF-WAY, A DISTANCE OF 8.00 FEET;

THENCE NORTH 89(degrees)59'28" EAST, CONTINUING ALONG SAID SOUTH RIGHT-OF-WAY, A DISTANCE OF 23.00 FEET;

THENCE NORTH 00(degrees)22'16" WEST, CONTINUING ALONG SAID SOUTH RIGHT-OF-WAY, A DISTANCE OF 8.00 FEET;

THENCE NORTH 89(degrees)59'28" EAST, CONTINUING ALONG SAID SOUTH RIGHT-OF-WAY AND ALONG A LINE PARALLEL TO AND 60 FEET SOUTH OF THE MONUMENT LINE OF McDOWELL ROAD, A DISTANCE OF 286.05 FEET;

THENCE SOUTH 45(degrees)01'21" EAST, LEAVING SAID SOUTH RIGHT-OF-WAY, A DISTANCE OF 29.71 FEET TO A POINT ON SAID WEST RIGHT-OF-WAY OF 52ND STREET;

THENCE SOUTH 08(degrees)41'12" WEST, ALONG SAID WEST RIGHT-OF-WAY, A DISTANCE OF
76.68 FEET;

THENCE SOUTH 00(degrees)19'00" EAST, ALONG SAID WEST RIGHT-OF-WAY, A DISTANCE OF
138.70 FEET TO THE POINT OF BEGINNING OF THE PARCEL HEREIN DESCRIBED.

EXCEPT PARCEL B PER SAID PLAT FOR MOTOROLA, INC., BOOK 110 OF MAPS, PAGE 10, RECORDS OF MARICOPA COUNTY, ARIZONA, BEING MORE PARTICULARLY DESCRIBED AS
FOLLOWS:

COMMENCING AT THE CENTER OF SECTION 5;

THENCE NORTH 00(degrees)19'00" WEST, ALONG THE MONUMENT LINE OF 52ND STREET, A DISTANCE OF 647.15 FEET;

THENCE SOUTH 89(degrees)46'00" WEST, LEAVING SAID MONUMENT LINE, A DISTANCE OF
967.23 FEET TO THE POINT OF BEGINNING OF THE PARCEL HEREIN DESCRIBED;

THENCE SOUTH 89(degrees)46'00" WEST, A DISTANCE OF 330.00 FEET;

THENCE NORTH 00(degrees)25'31" WEST, A DISTANCE OF 360.00 FEET;

THENCE NORTH 89(degrees)46'00" EAST, A DISTANCE OF 330.00 FEET;

THENCE SOUTH 00(degrees)25'31" EAST, A DISTANCE OF 360.00 FEET TO THE POINT OF BEGINNING OF THE PARCEL HEREIN DESCRIBED.

THE AFOREMENTIONED LEGAL DESCRIPTION INCLUDES THE:

A. "PILOT TREATMENT PLANT PARCEL" BEING:

THAT PORTION OF THE WEST HALF OF SECTION 5, TOWNSHIP 1 NORTH, RANGE 4 EAST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, MARICOPA COUNTY, ARIZONA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE INTERSECTION OF 50TH STREET AND McDOWELL ROAD, FROM WHICH THE NORTH QUARTER CORNER OF SAID SECTION 5 BEARS NORTH 89(degrees)59'28" EAST, A DISTANCE OF 1331.02 FEET;

THENCE SOUTH 00(degrees)25'31" EAST, ALONG THE MONUMENT LINE OF SAID 50TH STREET, A DISTANCE OF 508.25 FEET TO A POINT AT THE INTERSECTION OF BRILL STREET AND SAID 50TH STREET;

THENCE SOUTH 00(degrees)25'31" EAST, LEAVING SAID INTERSECTION, A DISTANCE OF
260.54 FEET;

THENCE NORTH 89(degrees)34'29" EAST, A DISTANCE OF 43.63 FEET TO THE POINT OF BEGINNING OF THE PARCEL HEREIN DESCRIBED;

THENCE NORTH 89(degrees)48'03" EAST, A DISTANCE OF 110.54 FEET;

THENCE SOUTH 00(degrees)10'08" EAST, A DISTANCE OF 31.82 FEET;

THENCE SOUTH 89(degrees)30'46" EAST, A DISTANCE OF 1.76 FEET;

THENCE SOUTH 00(degrees)30'06" EAST, A DISTANCE OF 12.17 FEET;

THENCE SOUTH 86(degrees)35'06" WEST, A DISTANCE OF 2.03 FEET;

THENCE SOUTH 00(degrees)08'47" EAST, A DISTANCE OF 24.97 FEET;

THENCE SOUTH 89(degrees)52'44" WEST, A DISTANCE OF 69.90 FEET TO A POINT OF CURVATURE OF A NON-TANGENT CURVE CONCAVE TO THE NORTH, WHOSE CENTER BEARS NORTH 00(degrees)05'57" WEST, A DISTANCE OF 35.00 FEET;

THENCE WESTERLY, ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 46(degrees)39'24", A DISTANCE OF 28.50 FEET TO A POINT OF TANGENCY;

THENCE NORTH 43(degrees)26'33" WEST, A DISTANCE OF 19.27 FEET TO A POINT OF CURVATURE OF A TANGENT CURVE CONCAVE TO THE NORTHEAST, HAVING A RADIUS OF 6.00 FEET;

THENCE NORTHERLY, ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 43(degrees)03'00", A DISTANCE OF 4.51 FEET TO A POINT OF TANGENCY;

THENCE NORTH 00(degrees)23'34" WEST, A DISTANCE OF 39.84 FEET TO THE POINT OF BEGINNING OF THE PARCEL HEREIN DESCRIBED;

B. THE "INTEGRATED TREATMENT FACILITY PARCEL" BEING:

THAT PORTION OF THE WEST HALF OF SECTION 5, TOWNSHIP 1 NORTH, RANGE 4 EAST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, MARICOPA COUNTY, ARIZONA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTHEAST CORNER OF PARCEL B AS SHOWN ON A PLAT FOR MOTOROLA, INC., BOOK 110 OF MAPS, PAGE 10, RECORDS OF MARICOPA COUNTY, ARIZONA;

THENCE SOUTH 89(degrees)46'00" WEST, ALONG THE NORTH LINE OF SAID PARCEL B, A DISTANCE OF 15.25 FEET;

THENCE NORTH 00(degrees)14'00" WEST, LEAVING SAID NORTH LINE, A DISTANCE OF
181.14 FEET TO THE POINT OF BEGINNING OF THE PARCEL HEREIN DESCRIBED;

THENCE SOUTH 89(degrees)54'15" WEST, A DISTANCE OF 23.47 FEET;

THENCE SOUTH 00(degrees)17'57" EAST, A DISTANCE OF 29.96 FEET;

THENCE NORTH 89(degrees)43'20" WEST, A DISTANCE OF 58.15 FEET;

THENCE NORTH 00(degrees)23'01" WEST, A DISTANCE OF 20.59 FEET;

THENCE SOUTH 89(degrees)52'39" WEST, A DISTANCE OF 28.67 FEET;

THENCE NORTH 00(degrees)22'15" WEST, A DISTANCE OF 140.35 FEET;

THENCE SOUTH 89(degrees)53'26" EAST, A DISTANCE OF 110.54 FEET;

THENCE SOUTH 00(degrees)17'03" EAST, A DISTANCE OF 130.95 FEET TO THE POINT OF BEGINNING OF THE PARCEL HEREIN DESCRIBED; and

C. THE "CREDIT UNION PARCEL" BEING:

THAT PORTION OF THE SOUTHWEST QUARTER OF SECTION 5, TOWNSHIP 1 NORTH, RANGE 4 EAST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, MARICOPA COUNTY, ARIZONA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE INTERSECTION OF ROOSEVELT STREET AND 52ND STREET, FROM WHICH THE SOUTH QUARTER CORNER OF SAID SECTION 5 BEARS SOUTH 00(degrees)20'12" EAST, A DISTANCE OF 2017.46 FEET;

THENCE NORTH 00(degrees)20'12" WEST, ALONG THE MONUMENT LINE OF SAID 52ND STREET, A DISTANCE OF 53.16 FEET;

THENCE SOUTH 89(degrees)39'48" WEST, LEAVING SAID MONUMENT LINE, A DISTANCE OF
40.00 FEET TO A POINT OF THE WESTERN RIGHT-OF-WAY OF SAID 52ND STREET SAID POINT ALSO BEING THE POINT OF BEGINNING OF THE PARCEL HEREIN DESCRIBED;

THENCE SOUTH 44(degrees)1'12" WEST, LEAVING SAID WESTERN RIGHT-OF-WAY, A DISTANCE OF 28.04 FEET TO A POINT ON THE NORTHERN RIGHT-OF-WAY OF SAID ROOSEVELT STREET;

THENCE SOUTH 89(degrees)46'21" WEST, ALONG SAID NORTHERN RIGHT-OF-WAY A DISTANCE OF 312.59 FEET;

THENCE NORTH 00(degrees)20'12" WEST, LEAVING SAID NORTHERN RIGHT-OF-WAY A DISTANCE OF 255.19 FEET;

THENCE NORTH 89(degrees)46'21" EAST, A DISTANCE OF 332.20 FEET TO A POINT ON SAID WESTERN RIGHT-OF-WAY OF 52ND STREET;

THENCE SOUTH 0(degrees)20'12" EAST, ALONG SAID WESTERN RIGHT-OF-WAY A DISTANCE OF 235.10 FEET TO THE POINT OF BEGINNING AT THE PARCEL HEREIN DESCRIBED.